                       STATEMENT OF ADDITIONAL INFORMATION

                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 (800) 992-0180

                               SEPTEMBER 23, 2002


                                 ING FUNDS TRUST
                          ING Classic Money Market Fund
                              ING GNMA Income Fund
                            ING High Yield Bond Fund
                         ING High Yield Opportunity Fund
                           ING Intermediate Bond Fund
                        ING Lexington Money Market Trust
                              ING Money Market Fund
                        ING National Tax-Exempt Bond Fund
                             ING Strategic Bond Fund


         This Statement of Additional Information ("SAI") relates to each series listed above (each a "Fund" and collectively the "ING Funds") of ING Funds Trust (the "Trust"). A Prospectus or Prospectuses (each a "Prospectus" and collectively the "Prospectuses") for the ING Funds dated September 23, 2002, which provide the basic information you should know before investing in the ING Funds, may be obtained without charge from the ING Funds or the ING Funds' principal underwriter, ING Funds Distributor, Inc., at the address listed above. This SAI is not a prospectus and it should be read in conjunction with the Prospectuses, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). In addition, the financial statements from the ING Funds' Annual Shareholder Reports dated March 31, 2002 are incorporated herein by reference. Copies of the ING Funds' Prospectuses and Annual or Semi-Annual Shareholder Reports may be obtained without charge by contacting the ING Funds at the address and phone number written above.

                                TABLE OF CONTENTS

HISTORY OF THE ING FUNDS.....................................................1
MANAGEMENT OF THE ING FUNDS..................................................3
INVESTMENT ADVISER FEES.....................................................24
EXPENSE LIMITATION AGREEMENTS...............................................28
RULE 12b-1 PLANS............................................................30
CODE OF ETHICS..............................................................33
SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS......................33
INVESTMENT RESTRICTIONS.....................................................76
PORTFOLIO TRANSACTIONS......................................................82
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................85
DETERMINATION OF SHARE PRICE................................................92
SHAREHOLDER INFORMATION.....................................................95
SHAREHOLDER SERVICES AND PRIVILEGES.........................................95
DISTRIBUTIONS...............................................................98
TAX CONSIDERATIONS..........................................................98
CALCULATION OF PERFORMANCE DATA............................................104
PERFORMANCE COMPARISONS....................................................108
GENERAL INFORMATION........................................................110
FINANCIAL STATEMENTS.......................................................111

                            HISTORY OF THE ING FUNDS

         On December 17, 2001, the Boards of Trustees of each of various ING Funds approved plans of reorganization which were intended to decrease the number of corporate entities under which the ING Funds are organized (the "Reorganization") and align the open-end funds with similar open-end funds that share the same prospectus. The Reorganization resulted only in a change in corporate form of some of the ING Funds, with no change in the substance or investment aspects of the ING Funds.

         As a result of the Reorganization, the following ING Funds reorganized into series of the Trust: ING GNMA Income Fund ("GNMA Income Fund"), ING High Yield Opportunity Fund ("High Yield Opportunity Fund"), ING Money Market Fund ("Money Market Fund"), ING Strategic Bond Fund ("Strategic Bond Fund"), and ING Lexington Money Market Trust ("Lexington Money Market Trust") (collectively, the "Reorganizing Funds"). In this regard, the Board approved the creation of new series of ING Funds Trust to serve as "shells" (the "Shell Funds") into which Reorganized Funds were reorganized. The plans of reorganization provided for, among other things, the transfer of assets and liabilities of the Reorganizing Funds to the Shell Funds. Prior to September 21, 2002, the effective date of the Reorganization, the Shell Funds had only nominal assets. For accounting purposes, each Reorganizing Fund is considered the surviving entity, and the financial highlights shown for periods prior to September 21, 2002 are the financial highlights of the Reorganizing Fund. ING Classic Money Market Fund ("Classic Money Market Fund"), ING High Yield Bond Fund ("High Yield Bond Fund"), ING Intermediate Bond Fund ("Intermediate Bond Fund") and ING National Tax-Exempt Bond Fund ("National Tax-Exempt Bond Fund") were originally organized as series of the Trust and were not involved in the Reorganization. Following the Reorganization, the Trust consisted of nine diversified series, each of which is discussed in this SAI.

ING FUNDS TRUST

         The Trust is a Delaware business trust registered as an open-end management investment company. Funds Trust was organized on; and was established under a Trust Instrument dated, July 30, 1998. On February 28, 2001, the name of the Trust changed to "Pilgrim Funds Trust" and the names of each of the following ING Funds changed as follows:

       OLD NAME                            NEW NAME
       ING Intermediate Bond Fund          Pilgrim Intermediate Bond Fund
       ING High Yield Bond Fund            Pilgrim High Yield Bond Fund
       ING National Tax-Exempt Bond Fund   Pilgrim National Tax-Exempt Bond Fund
       ING Money Market Fund               ING Pilgrim Money Market Fund

         On March 1, 2002, the name of the Trust changed from "Pilgrim Funds Trust" to "ING Funds Trust," and the names of each of the following ING Funds changed as follows:

       OLD NAME                                NEW NAME
       Pilgrim Intermediate Bond Fund          ING Intermediate Bond Fund
       Pilgrim High Yield Bond Fund            ING High Yield Bond Fund
       Pilgrim National Tax-Exempt Bond Fund   ING National Tax-Exempt Bond Fund
       ING Pilgrim Money Market Fund           ING Classic Money Market Fund

         HIGH YIELD OPPORTUNITY FUND, MONEY MARKET FUND AND STRATEGIC BOND FUND. Prior to the Reorganization, High Yield Opportunity Fund, Money Market Fund and Strategic Bond Fund were series of ING Mutual Funds ("Mutual Funds"). Mutual Funds is a Delaware business trust registered as an open-end management investment company. Mutual Funds was organized in 1992. Prior to a reorganization, which became effective on July 24, 1998, Mutual Funds offered shares in a number of separate portfolios, each of which invested all of its assets in a corresponding master fund of Nicholas-Applegate Investment Trust. This reorganization eliminated this two-tiered "master-feeder" structure.

         On March 15, 1999, the names of the series that were formerly part of Mutual Funds changed as follows:

       OLD NAME                                   NEW NAME
       Nicholas-Applegate High Yield Bond Fund    Pilgrim High Yield Fund II
       Nicholas-Applegate High Quality Bond Fund  Pilgrim High Quality Bond Fund

         On May 24, 1999, the name of the Pilgrim High Quality Bond Fund changed to "Pilgrim Strategic Income Fund."

         On March 1, 2002, the names of the series that were formerly part of Mutual Funds changed as follows:

       OLD NAME                                NEW NAME
       Pilgrim High Yield Fund II              ING High Yield Opportunity Fund
       Pilgrim Strategic Income Fund           ING Strategic Income Fund
       Pilgrim Money Market Fund               ING Money Market Fund

         On September 23, 2002, the name of the Strategic Income Fund changed to "Strategic Bond Fund."

         GNMA INCOME FUND. Prior to the Reorganization, GNMA Income Fund was the sole series of ING GNMA Income Fund, Inc. ING GNMA Income Fund, Inc. is a Maryland corporation registered as an open-end management investment company. The Fund was organized on August 15, 1973 under the name of "Lexington Income Fund." On December 22, 1980, the Fund changed its name to "Lexington GNMA Income Fund"; on July 26, 2000, to "Pilgrim GNMA Income Fund"; and on March 1, 2002, to "ING GNMA Income Fund."

         LEXINGTON MONEY MARKET TRUST. Prior to the Reorganization, Lexington Money Market Trust was a Massachusetts business trust registered as an open-end, diversified management investment company. Lexington Money Market Trust was organized on June 30, 1977 under the name of "Banner Redi-Resources Trust." Its name was changed on March 2, 1979 from "Banner Redi-Resources Trust" to "Lexington Money Market Trust," and on March 1, 2002, to "ING Lexington Money Market Trust."

                           MANAGEMENT OF THE ING FUNDS

MANAGEMENT OF THE ING FUNDS

         Set forth in the table below is information about each Trustee of the ING Funds.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                                                                               IN FUND
                                 POSITION(S)  TERM OF OFFICE                                   COMPLEX
                                  HELD WITH    AND LENGTH OF    PRINCIPAL OCCUPATION(S) -     OVERSEEN    OTHER DIRECTORSHIPS HELD
     NAME, ADDRESS AND AGE           FUND     TIME SERVED(1)     DURING THE PAST 5 YEARS     BY TRUSTEE          BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
PAUL S. DOHERTY                  Trustee      October 1999 -  Mr. Doherty is President and       102      Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                  Present         Partner, Doherty, Wallace,                  (February 2002 -
Scottsdale, Arizona 85258                                     Pillsbury and Murphy, P.C.,                 Present).
Age:  68                                                      Attorneys (1996 -Present);
                                                              Director, Tambrands, Inc.
                                                              (1993 - 1998); and Trustee
                                                              of each of the funds managed
                                                              by Northstar Investment
                                                              Management Corporation (1993
                                                              - 1999).
------------------------------------------------------------------------------------------------------------------------------------
J. MICHAEL EARLEY                Trustee      February 2002   President and Chief                102      Trustee, GCG Trust (1997
7337 E. Doubletree Ranch Rd.                  - Present       Executive Officer, Bankers                  - Present).
Scottsdale, Arizona 85258                                     Trust Company, N.A. (1992 -
Age:  57                                                      Present).
------------------------------------------------------------------------------------------------------------------------------------
R. BARBARA GITENSTEIN            Trustee      February 2002   President, College of New          102      Trustee, GCG Trust (1997
7337 E. Doubletree Ranch Rd.                  - Present       Jersey (1999 - Present).                    - Present).
Scottsdale, Arizona 85258                                     Formerly, Executive Vice
Age:  54                                                      President and Provost, Drake
                                                              University (1992 - 1998).
------------------------------------------------------------------------------------------------------------------------------------
WALTER H. MAY                    Trustee      October 1999 -  Retired.  Formerly, Managing       102      Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                  Present         Director and Director of                    (February 2002 -
Scottsdale, Arizona 85258                                     Marketing, Piper Jaffray,                   Present) and Best Prep
Age:  65                                                      Inc.; Trustee of each of the                Charity (1991 - Present).
                                                              funds managed by Northstar
                                                              Investment Management
                                                              Corporation (1996 - 1999).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                                                                               IN FUND
                                 POSITION(S)  TERM OF OFFICE                                   COMPLEX
                                  HELD WITH    AND LENGTH OF    PRINCIPAL OCCUPATION(S) -     OVERSEEN    OTHER DIRECTORSHIPS HELD
     NAME, ADDRESS AND AGE           FUND     TIME SERVED(1)     DURING THE PAST 5 YEARS     BY TRUSTEE          BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
JOCK PATTON                      Trustee      August 1995 -   Private Investor (June 1997        102      Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                  Present         - Present).  Formerly,                      (February 2002 -
Scottsdale, Arizona 85258                                     Director and Chief Executive                Present); Director,
Age:  56                                                      Officer, Rainbow Multimedia                 Hypercom, Inc. (January
                                                              Group, Inc. (January 1999 -                 1999 - Present); JDA
                                                              December 2001); Director of                 Software Group, Inc.
                                                              Stuart Entertainment, Inc.;                 (January 1999 -
                                                              Director of Artisoft, Inc.                  Present); Buick of
                                                              (1994 - 1998); President and                Scottsdale, Inc.;
                                                              Co-Owner, StockVal, Inc.                    National Airlines, Inc.;
                                                              (November 1992 - June 1997)                 BG Associates, Inc.; BK
                                                              and Partner and Director,                   Entertainment, Inc.; and
                                                              Streich, Lang P.A. (1972 -                  Arizona Rotorcraft, Inc.
                                                              1993).
------------------------------------------------------------------------------------------------------------------------------------
DAVID W.C. PUTNAM                Trustee      October 1999 -  President and Director, F.L.       102      Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                  Present         Putnam Securities Company,                  (February 2002 -
Scottsdale, Arizona 85258                                     Inc. and its affiliates;                    Present), Anchor
Age:  62                                                      President, Secretary and                    International Bond Trust
                                                              Trustee, The Principled                     (December 2000 -
                                                              Equity Market Fund.                         Present); F.L. Putnam
                                                              Formerly, Director/Trustee,                 Foundation (December
                                                              Trust Realty Corp.; Anchor                  2000 - Present);
                                                              Investment Trust; Bow Ridge                 Progressive Capital
                                                              Mining Company and each of                  Accumulation Trust
                                                              the funds managed by                        (August 1998 - Present);
                                                              Northstar Investment                        Principled Equity Market
                                                              Management Corporation (1994                Fund (November 1996 -
                                                              - 1999).                                    Present), Mercy
                                                                                                          Endowment Foundation
                                                                                                          (1995 - Present);
                                                                                                          Director, F.L. Putnam
                                                                                                          Investment Management
                                                                                                          Company (December 2001 -
                                                                                                          Present); Asian American
                                                                                                          Bank and Trust Company
                                                                                                          (June 1992 - Present);
                                                                                                          and Notre Dame Health
                                                                                                          Care Center (1991 -
                                                                                                          Present) F.L. Putnam
                                                                                                          Securities Company, Inc.
                                                                                                          (June 1978 - Present);
                                                                                                          and an Honorary Trustee,
                                                                                                          Mercy Hospital (1973 -
                                                                                                          Present).
------------------------------------------------------------------------------------------------------------------------------------
BLAINE E. RIEKE                  Trustee      February 2001   General Partner, Huntington        102      Director/Trustee, GCG
7337 E. Doubletree Ranch Rd.                  - Present       Partners (January 1997 -                    Trust (February 2002 -
Scottsdale, Arizona 85258                                     Present).  Formerly,                        Present) and Morgan
Age:  69                                                      Chairman and Chief Executive                Chase Trust Co. (January
                                                              Officer, Firstar Trust                      1998 - Present).
                                                              Company (July 1973 - May
                                                              1996); Chairman of the Board
                                                              and Trustee of each of the
                                                              funds managed by ING
                                                              Investment Management Co.
                                                              LLC (November 1998 -
                                                              February 2001).
------------------------------------------------------------------------------------------------------------------------------------
ROGER B. VINCENT                 Trustee      February 2002   President, Springwell              102      Trustee, GCG Trust (1994
7337 E. Doubletree Ranch Rd.                  - Present       Corporation (1989 -                         - Present); and
Scottsdale, Arizona 85258                                     Present).  Formerly,                        Director, AmeriGas
Age: 57                                                       Director, Tatham Offshore,                  Propane, Inc. (1998 -
                                                              Inc. (1996 - 2000) and                      Present).
                                                              Petrolane, Inc. (1993 -
                                                              1995).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                                                                               IN FUND
                                 POSITION(S)  TERM OF OFFICE                                   COMPLEX
                                  HELD WITH    AND LENGTH OF    PRINCIPAL OCCUPATION(S) -     OVERSEEN    OTHER DIRECTORSHIPS HELD
     NAME, ADDRESS AND AGE           FUND     TIME SERVED(1)     DURING THE PAST 5 YEARS     BY TRUSTEE          BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
RICHARD A. WEDEMEYER             Trustee      February 2001   Vice President - Finance and       102      Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                  - Present       Administration, Channel                     (February 2002 -
Scottsdale, Arizona 85258                                     Corporation (1996 -                         Present) and Touchstone
Age:  66                                                      Present).  Formerly, Vice                   Consulting Group (1997 -
                                                              President - Finance and                     Present).
                                                              Administration, Performance
                                                              Advantage, Inc., services
                                                              (1992 - 1996), Vice
                                                              President, Operations and
                                                              Administration, Jim Henson
                                                              Productions (1979 - 1997);
                                                              Trustee, First Choice Funds
                                                              (1997 - 2001); and of each
                                                              of the funds managed by ING
                                                              Investment Management Co.
                                                              LLC (1998 - 2001).
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE "INTERESTED PERSONS"
------------------------------------------------------------------------------------------------------------------------------------
R. GLENN HILLIARD(2)             Trustee      February 2002   Chairman and CEO, ING              102      Trustee, GCG Trust
ING Americas                                  - Present       Americas and Member,                        (February 2002 -
5780 Powers Ferry Road, NW                                    Americas Executive Committee                Present) and Woodruff
Atlanta, GA 30327                                             (1999 - Present).  Formerly,                Arts Center; Member of
Age:  60                                                      Chairman and CEO, ING North                 the Board of Directors,
                                                              America (1994 - 1999).                      Clemson University
                                                                                                          Foundation, the Board of
                                                                                                          Councilors, Carter
                                                                                                          Center, and the High
                                                                                                          Museum of Art.
------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. MCINERNEY(3)           Trustee      April 2002 -    Chief Executive Officer, ING       154      Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                  Present         U.S. Financial Services                     (February 2002 -
Scottsdale, Arizona 85258                                     (October 2001 - Present);                   Present); Director,
Age:  46                                                      General Manager and Chief                   Ameribest Life Insurance
                                                              Executive Officer, ING U.S.                 Co., Equitable Life
                                                              Worksite Financial Services                 Insurance Co., First
                                                              (December 2000 - Present);                  Columbine Life Insurance
                                                              Member, ING Americas                        Co., Golden American
                                                              Executive Committee (2001 -                 Life Insurance Co., Life
                                                              Present); President, Chief                  Insurance Company of
                                                              Executive Officer and                       Georgia, Midwestern
                                                              Director of Northern Life                   United Life Insurance
                                                              Insurance Company (2001 -                   Co., ReliaStar Life
                                                              Present), ING Aeltus Holding                Insurance Co., Security
                                                              Company, Inc. (2000 -                       Life of Denver, Security
                                                              Present), ING Retail Holding                Connecticut Life
                                                              Company (2000 - Present),                   Insurance Co., Southland
                                                              ING Life Insurance and                      Life Insurance Co., USG
                                                              Annuity Company (1997 -                     Annuity and Life
                                                              Present) and ING Retirement                 Company, and United Life
                                                              Holdings, Inc. (1997 -                      and Annuity Insurance
                                                              Present).  Formerly, General                Co. Inc (March 2001 -
                                                              Manager and Chief Executive                 Present); Member of the
                                                              Officer, ING Worksite                       Board, National
                                                              Division (December 2000 -                   Commission on Retirement
                                                              October 2001), President,                   Policy, Governor's
                                                              ING-SCI, Inc. (August 1997 -                Council on Economic
                                                              December 2000); President,                  Competitiveness and
                                                              Aetna Financial Services                    Technology of
                                                              (August 1997 - December                     Connecticut, Connecticut
                                                              2000); Head of National                     Business and Industry
                                                              Accounts, Core Sales and                    Association, Bushnell;
                                                              Marketing, Aetna U.S.                       Connecticut Forum; Metro
                                                              Healthcare (April 1996 -                    Hartford Chamber of
                                                              March 1997); Head of                        Commerce; and is
                                                              Corporate Strategies, Aetna                 Chairman, Concerned
                                                              Inc. (July 1995 - April                     Citizens for Effective
                                                              1996) and has held a variety                Government.
                                                              of line and corporate staff
                                                              positions since 1978.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                                                                               IN FUND
                                 POSITION(S)  TERM OF OFFICE                                   COMPLEX
                                  HELD WITH    AND LENGTH OF    PRINCIPAL OCCUPATION(S) -     OVERSEEN    OTHER DIRECTORSHIPS HELD
     NAME, ADDRESS AND AGE           FUND     TIME SERVED(1)     DURING THE PAST 5 YEARS     BY TRUSTEE          BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
JOHN G. TURNER(4)                Chairman     10-29-99 -      President, Turner Investment       102      Trustee, GCG; Director,
7337 E. Doubletree Ranch Rd.     and Trustee  Present         Company (January 2002 -                     Hormel Foods Corporation
Scottsdale, Arizona 85258                                     Present).  Mr. Turner was                   (March 2000 - Present);
Age:  62                                                      formerly Vice Chairman of                   Shopko Stores, Inc.
                                                              ING Americas (2000 - 2001);                 (August 1999 - Present);
                                                              Chairman and Chief Executive                and M.A. Mortenson
                                                              Officer of ReliaStar                        Company (March 2002 -
                                                              Financial Corp. and                         Present).
                                                              ReliaStar Life Insurance
                                                              Company (1993 - 2000);
                                                              Chairman of ReliaStar United
                                                              Services Life Insurance
                                                              Company (1995 - 1998);
                                                              Chairman of ReliaStar Life
                                                              Insurance Company of New
                                                              York (1995 - 2001); Chairman
                                                              of Northern Life Insurance
                                                              Company (1992 - 2001);
                                                              Chairman and
                                                              Director/Trustee of the
                                                              Northstar affiliated
                                                              investment companies (1993 -
                                                              2001) and Director,
                                                              Northstar Investment
                                                              Management Corporation and
                                                              its affiliates (1993 - 1999).
------------------------------------------------------------------------------------------------------------------------------------

(1)   Trustees serve until their successors are duly elected and qualified

(2) Mr. Hilliard is an "interested person," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because of his relationship with ING Americas, an affiliate of ING Investments, LLC.

(3) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC

(4) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

OFFICERS

      Information about the ING Funds' officers are set forth in the table below:


-----------------------------------------------------------------------------------------------------------------------------------
      NAME, ADDRESS AND               POSITIONS                TERM OF OFFICE AND              PRINCIPAL OCCUPATION(S) DURING
             AGE                 HELD WITH THE FUND      LENGTH OF TIME SERVED (1)(2)             THE LAST FIVE YEARS (3)
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY              President, Chief        March 2002 - Present               President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.   Executive Officer and   (for the ING Funds)                ING Capital Corporation, LLC, ING Funds
Scottsdale, Arizona 85258      Chief Operating                                            Services, LLC, ING Advisors, Inc., ING
Age:  53                       Officer                                                    Investments, LLC, Lexington Funds
                                                       February 2001 - March 2002         Distributor, Inc., Express America TC,
                               President, Chief        (for the Pilgrim Funds)            Inc. and EAMC Liquidation Corp.
                               Executive Officer and                                      (December 2001 - Present); Executive
                               Chief Operating                                            Vice President and Chief Operating
                               Officer                 June 2000 - February 2001          Officer, ING Quantitative Management,
                                                       (for the Pilgrim Funds)            Inc. (October 2001 - Present) and ING
                               Chief Operating                                            Funds Distributor, Inc. (June 2000 -
                               Officer                                                    Present).  Formerly, Senior Executive
                                                                                          Vice President (June 2000 - December
                                                                                          2000) and Secretary (April 1995 -
                                                                                          December 2000), ING Capital
                                                                                          Corporation, LLC, ING Funds Services,
                                                                                          LLC, ING Investments, LLC, ING
                                                                                          Advisors, Inc., Express America TC,
                                                                                          Inc. and EAMC Liquidation Corp.;
                                                                                          Executive Vice President, ING Capital
                                                                                          Corporation, LLC and its affiliates
                                                                                          (May 1998 - June 2000); and Senior Vice
                                                                                          President, ING Capital Corporation, LLC
                                                                                          and its affiliates (April 1995 - April
                                                                                          1998).
-----------------------------------------------------------------------------------------------------------------------------------
STANLEY D. VYNER               Executive Vice          March 2002 - Present               Executive Vice President, ING Advisors,
7337 E. Doubletree Ranch Rd.   President               (for the ING Funds)                Inc. and ING Investments, LLC (July
Scottsdale, Arizona 85258                                                                 2000 - Present) and Chief Investment
Age:  52                                               July 1996 - March 2002             Officer of the International
                               Executive Vice          (for the international             Portfolios, ING Investments, LLC (July
                               President               portfolios of the Pilgrim Funds)   1996 - Present).  Formerly, President
                                                                                          and Chief Executive Officer, ING
                                                                                          Investments, LLC (August 1996 - August
                                                                                          2000).
-----------------------------------------------------------------------------------------------------------------------------------
MARY LISANTI                   Executive Vice          March 2002 - Present               Executive Vice President, ING
7337 E. Doubletree Ranch Rd.   President               (for the ING Funds)                Investments, LLC and ING Advisors, Inc.
Scottsdale, Arizona 85258                                                                 (November 1999 - Present) and ING
Age:  46                                               May 1998 - March 2002              Quantitative Management, Inc. (July
                               Executive Vice          (for the domestic equity           2000 - Present); Chief Investment
                               President               portfolios of the Pilgrim Funds)   Officer of the Domestic Equity
                                                                                          Portfolios, ING Investments, LLC
                                                                                          (November 1999 - Present).  Formerly,
                                                                                          Executive Vice President and Chief
                                                                                          Investment Officer for the Domestic
                                                                                          Equity Portfolios of Northstar
                                                                                          Investment Management Corporation,
                                                                                          whose name changed to Pilgrim Advisors,
                                                                                          Inc. and subsequently, became part of
                                                                                          ING Investments, LLC  (May 1998 -
                                                                                          October 1999); and Portfolio Manager,
                                                                                          Strong Capital Management (May 1996 -
                                                                                          May 1998).
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
      NAME, ADDRESS AND               POSITIONS                TERM OF OFFICE AND              PRINCIPAL OCCUPATION(S) DURING
             AGE                 HELD WITH THE FUND      LENGTH OF TIME SERVED (1)(2)             THE LAST FIVE YEARS (3)
-----------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. ROLAND              Executive Vice          March 2002 - Present               Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.   President, Assistant    (for the ING Funds)                Financial Officer and Treasurer, ING
Scottsdale, Arizona 85258      Secretary and                                              Funds Services, LLC, ING Funds
Age:  44                       Principal Financial                                        Distributor, Inc., ING Advisors, Inc.,
                               Officer                 June 1998 - February 2002          ING Investments, LLC, ING Quantitative
                                                       (for the Pilgrim Funds)            Management, Inc., Lexington Funds
                               Senior Vice President                                      Distributor, Inc., Express America TC,
                               and Chief Financial                                        Inc. and EAMC Liquidation Corp.
                               Officer                                                    (December 2001 - Present).  Formerly,
                                                                                          Senior Vice President, ING Funds
                                                                                          Services, LLC, ING Investments, LLC and
                                                                                          ING Funds Distributor, Inc. (June 1998
                                                                                          - December 2001) and Chief Financial
                                                                                          Officer of Endeavor Group (April 1997 -
                                                                                          June 1998).
-----------------------------------------------------------------------------------------------------------------------------------
RALPH G. NORTON III            Senior Vice President   March 2002 - Present               Senior Vice President, ING Investment
7337 E. Doubletree Ranch Rd.                           (for the ING Funds)                Advisors, Inc. and ING Investments, LLC
Scottsdale, Arizona 85258                                                                 (October 2001 - Present) and Chief
Age: 43                        Senor Vice President    August 2001 - March 2002           Investment Officer of the Fixed Income
                                                       (for the fixed income portfolios   Portfolios, ING Investments, LLC
                                                       of the Pilgrim Funds)              (October 2001 - Present).  Formerly,
                                                                                          Senior Market Strategist, Aeltus
                                                                                          Investment Management, Inc. (January
                                                                                          2001 - August 2001) and Chief
                                                                                          Investment Officer, ING Investments,
                                                                                          LLC  (1990 - January 2001).
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT S. NAKA                 Senior Vice President   March 2002 - Present               Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.   and Assistant           (for the ING Funds)                Secretary, ING Funds Services, LLC, ING
Scottsdale, Arizona 85258      Secretary                                                  Funds Distributor, Inc., ING Advisors,
Age:  39                                               November 1999 - March 2002         Inc., ING Capital Corporation, LLC, ING
                               Senior Vice President   (for the Pilgrim Funds)            Investments, LLC, ING Quantitative
                               and Assistant                                              Management, Inc. (October 2001 -
                               Secretary               July 1996 - November 1999          Present) and Lexington Funds
                                                       (for the Pilgrim Funds)            Distributor, Inc. (December 2001 -
                               Assistant Secretary                                        Present).  Formerly, Vice President,
                                                                                          ING Investments, LLC (April 1997 -
                                                                                          October 1999), ING Funds Services, LLC
                                                                                          (February 1997 - August 1999) and
                                                                                          Assistant Vice President, ING Funds
                                                                                          Services, LLC (August 1995 - February
                                                                                          1997).
-----------------------------------------------------------------------------------------------------------------------------------
ROBYN L. ICHILOV               Vice President and      March 2002 - Present               Vice President, ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.   Treasurer               (for the ING Funds)                (October 2001 - Present) and ING
Scottsdale, Arizona 85258                                                                 Investments, LLC (August 1997 -
Age:  34                                               May 1998 - March 2002              Present); Accounting Manager, ING
                               Vice President and      (for the Pilgrim Funds)            Investments, LLC (November 1995 -
                               Treasurer                                                  Present).
                                                       November 1997 - May 1998
                                                       (for the Pilgrim Funds)
                               Vice President
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
      NAME, ADDRESS AND               POSITIONS                TERM OF OFFICE AND              PRINCIPAL OCCUPATION(S) DURING
             AGE                 HELD WITH THE FUND      LENGTH OF TIME SERVED (1)(2)             THE LAST FIVE YEARS (3)
-----------------------------------------------------------------------------------------------------------------------------------
KIMBERLY A. ANDERSON           Vice President and      March 2002 - Present               Vice President, ING Quantitative
7337 E. Doubletree Ranch Rd.   Secretary               (for the ING Funds)                Management, Inc. (October 2001 -
Scottsdale, Arizona 85258                                                                 Present); Vice President and Assistant
Age:  38                                               February 2001 - March 2002         Secretary, ING Funds Services, LLC, ING
                                                       (for the Pilgrim Funds)            Funds Distributor, Inc., ING Advisors,
                                                                                          Inc., ING Investments, LLC (October
                                                                                          2001 - Present) and Lexington Funds
                                                                                          Distributor, Inc. (December 2001 -
                                                                                          Present).  Formerly, Assistant Vice
                                                                                          President, ING Funds Services, LLC
                                                                                          (November 1999 - January 2001) and has
                                                                                          held various other positions with ING
                                                                                          Funds Services, LLC for more than the
                                                                                          last five years.
-----------------------------------------------------------------------------------------------------------------------------------
LOURDES R. BERNAL              Vice President          April 2002 - Present               Vice President, ING Investments, LLC
7337 E. Doubletree Ranch Rd.                           (for the ING Funds)                (January 2002 - Present).  Formerly,
Scottsdale, Arizona 85258                                                                 Senior Manager - Investment Management
Age:  32                                               March 2002 - April 2002            Practice, PricewaterhouseCoopers LLP
                                                       (for certain ING Funds)            (July 2000 - December 2001); Manager,
                                                                                          PricewaterhouseCoopers LLP (July 1998 -
                                                       February 2002 to present           July 2000); and Manager, Coopers &
                                                       (for the Pilgrim Funds)            Lybrand LLP (July 1996 - June 1998.
-----------------------------------------------------------------------------------------------------------------------------------
TODD MODIC                     Assistant Vice          April 2002 - Present               Director of Financial Reporting, ING
7337 E. Doubletree Ranch Rd.   President               (for the ING Funds)                Investments, LLC (March 2001 -
Scottsdale, Arizona 85258                                                                 Present).  Formerly, Director of
Age:  34                                               March 2002 - Present               Financial Reporting, Axient
                                                       (for certain ING Funds)            Communications, Inc. (May 2000 -
                                                                                          January 2001) and Director of Finance,
                                                       August 2001 - March 2002           Rural/Metro Corporation (March 1995 -
                                                       (for the Pilgrim Funds)            May 2000).
-----------------------------------------------------------------------------------------------------------------------------------
MARIA M. ANDERSON              Assistant Vice          April 2002 - Present               Assistant Vice President, ING Funds
7337 E. Doubletree Ranch Rd.   President               (for the ING Funds)                Services, LLC (October 2001 -
Scottsdale, Arizona 85258                                                                 Present).  Formerly, Manager of Fund
Age: 44                                                March 2002 - April 2002            Accounting and Fund Compliance, ING
                                                       (for certain ING Funds)            Investments, LLC (September 1999 -
                                                                                          November 2001); Section Manager of Fund
                                                       August 2001 - March 2002           Accounting, Stein Roe Mutual Funds
                                                       (for the Pilgrim Funds)            (July 1998 - August 1999); and
                                                                                          Financial Reporting Analyst, Stein Roe
                                                                                          Mutual Funds (August 1997 - July 1998).
-----------------------------------------------------------------------------------------------------------------------------------
DENIS P. JAMISON               Senior Vice President   March 2002 - Present               Senior Vice President, ING Investments,
7337 E. Doubletree Ranch Rd.   and Senior Portfolio    (for certain ING Funds)            LLC (July 2000 - Present).  Formerly,
Scottsdale, Arizona 85258      Manager                                                    Senior Vice President, Lexington
Age:  55                       (GNMA Income Fund,      February 2001 - March 2002         Management Corporation, which was
                               Money Market Fund and   (for certain Pilgrim Funds)        acquired by ING Investments, LLC's
                               Lexington Money                                            parent company in July 2000 (July 1981
                               Market Trust)                                              - July 2000).
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
      NAME, ADDRESS AND               POSITIONS                TERM OF OFFICE AND              PRINCIPAL OCCUPATION(S) DURING
             AGE                 HELD WITH THE FUND      LENGTH OF TIME SERVED (1)(2)             THE LAST FIVE YEARS (3)
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT K. KINSEY               Vice President and      March 2002 - Present               Vice President, ING Investments, LLC
7337 E. Doubletree Ranch Rd.   Portfolio Manager       (for certain ING Funds)            (March 1999 - Present).  Formerly, Vice
Scottsdale, Arizona 85258      (Strategic Bond Fund)                                      President and the Fixed Income
Age:  44                                               May 1999 - March 2002              Portfolio Manager, Federated Investors
                                                       (for certain Pilgrim Funds)        (January 1995 - March 1999); and
                                                                                          Principal and Sub-Adviser, Harris
                                                                                          Investment Management (July 1992 -
                                                                                          January 1995).
-----------------------------------------------------------------------------------------------------------------------------------
ANDY MITCHELL                  Vice President and      March 2002 - Present               Vice President, ING Investments, LLC
7337 E. Doubletree Ranch Rd.   Co-Portfolio Manager    (for certain ING Funds)            (July 2000 - Present).  Formerly,
Scottsdale, Arizona 85258      (High Yield                                                Senior Credit Analyst, Katonah Capital
Age:  39                       Opportunity Fund)                                          (March 2000 - July 2000); Vice
                                                                                          President and Senior High Yield
                                                                                          Analyst, Merrill Lynch Asset Management
                                                                                          (March 1998 - March 2000); and
                                                                                          Assistant Vice President and Senior
                                                                                          High Yield Analyst, Schroder Capital
                                                                                          Management (March 1994 - March 1998).
-----------------------------------------------------------------------------------------------------------------------------------
ROSEANN G. MCCARTHY            Assistant Vice          March 2002 - Present               Assistant Vice President, ING
7337 E. Doubletree Ranch Rd.   President and           (for certain ING Funds)            Investments, LLC (July 2000 -
Scottsdale, Arizona 85258      Portfolio Manager                                          Present).  Formerly, Assistant Vice
Age:  34                       (GNMA Income Fund,      July 2000 - March 2002             President, Lexington Management
                               Money Market Fund and   (for certain Pilgrim Funds)        Corporation, which was acquired by ING
                               Lexington Money                                            Investments, LLC's parent company July
                               Market Trust)                                              2000, (April 1990 - July 2000).
-----------------------------------------------------------------------------------------------------------------------------------
EDWIN SCHRIVER                 Senior Vice President   March 2002 - Present               Senior Vice President (November 1999 -
7337 E. Doubletree Ranch Rd.   and Senior Portfolio    (for certain ING Funds)            Present) and Senior Portfolio Manager
Scottsdale, Arizona 85258      Manager                                                    (October 2001 - Present), ING
Age:  57                       (Strategic Bond and     October 2000 - March 2002          Investments, LLC.  Formerly, Senior
                               High Yield              (for certain Pilgrim Funds)        High Yield Analyst, Dreyfus Corporation
                               Opportunity Funds)                                         (April 1998 - November 1999); and
                                                                                          President, Crescent City Research (July
                                                                                          1993 - April 1998).
-----------------------------------------------------------------------------------------------------------------------------------
RUSS STIVER                    Vice President and      March 2002 - Present               Vice President, ING Investments, LLC
7337 E. Doubletree Ranch Rd.   Co-Portfolio Manager    (for certain ING Funds)            (May 2000 - Present).  Formerly, Acting
Scottsdale, Arizona 85258      (High Yield                                                Vice President, ING Investments, LLC
Age:  39                       Opportunity Funds)      October 2000 - March 2002          (April 1999 - April 2000) and Portfolio
                                                       (for certain Pilgrim Funds)        Manager, Manulife Financial (November
                                                                                          1996 - April 2000).
-----------------------------------------------------------------------------------------------------------------------------------


(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2) Prior to May 1999, the Pilgrim family of funds consisted of 5 registrants with 8 series. As of May 24, 1999, the former Nicholas-Applegate Capital Management funds (consisting of 1 registrant with 11 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On November 16, 1999, the former Northstar funds (consisting of 9 registrants with 22 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On July 26, 2000, the former Lexington funds (consisting of 14 registrants with 14 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On March 23, 2001, the original ING funds (consisting of 2 registrants with 18 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On March 1, 2002, the former Aetna funds (consisting of 8 registrants with 50 series) joined the fund complex and the name of the fund complex name changed to "ING Funds.

(3) The following documents the evolution of the name of each ING corporate entity referenced in the above biographies:

ING Investments, LLC (March 2002 - name changed from ING Pilgrim Investments,
LLC)

ING Mutual Funds Management Co., LLC (April 2001 - merged into ING Pilgrim Investments, LLC)

ING Pilgrim Investments, Inc. (February 2001 - merged into ING Pilgrim Investments, LLC)

ING Pilgrim Investments, LLC (February 2001 - formed)

ING Pilgrim Investments, Inc. (September 2000 - name changed from Pilgrim Investments, Inc.)

Pilgrim Advisors, Inc.** (April 2000 - merged into Pilgrim Investments, Inc.)

Pilgrim Investments, Inc. (October 1998 - name changed from Pilgrim America Investments, Inc.)

Pilgrim America Investments, Inc. (April 1995 - name changed from Newco Advisory Corporation)

Newco Advisory Corporation (December 1994 - incorporated)

**Pilgrim Advisors, Inc. (November 1999 - name changed from Northstar Investment Management Corporation)


ING Funds Distributor, Inc. (March 2002 - name changed from ING Pilgrim Securities, Inc.)

ING Pilgrim Securities, Inc. (September 2000 - name changed from Pilgrim Securities, Inc.)

Northstar Distributors Inc. (November 1999 - merged into Pilgrim Securities,
Inc.)

Pilgrim Securities, Inc. (October 1998 - name changed from Pilgrim America Securities, Inc.)

Pilgrim America Securities, Inc. (April 1995 - name changed from Newco Distributors Corporation)

Newco Distributors Corporation (December 1994 - incorporated)

ING Advisors, Inc. (March 2002 - name changed from ING Pilgrim Advisors, Inc.)

ING Pilgrim Advisors, Inc. (March 2001 - name changed from ING Lexington Management Corporation)

ING Lexington Management Corporation (October 2000 name changed from Lexington Management Corporation)

Lexington Management Corporation (December 1996 - incorporated

ING Funds Services, LLC (March 2002 - name changed from ING Pilgrim Group, LLC)

ING Pilgrim Group, Inc. (February 2001 - merged into Pilgrim Group LLC)

ING Pilgrim Group, LLC (February 2001 - formed)

ING Pilgrim Group, Inc. (September 2000 - name changed from Pilgrim Group, Inc.)

Lexington Global Asset Managers, Inc. (July 2000 - merged into Pilgrim Group, Inc.)

Northstar Administrators, Inc. (November 1999 - merged into Pilgrim Group, Inc.)

Pilgrim Group, Inc. (October 1998 - name changed from Pilgrim American Group, Inc.)

Pilgrim America Group, Inc. (April 1995 - name changed from Newco Holdings Management Corporation)

Newco Holdings Management Corporation (December 1994 - incorporated)

ING Capital Corporation, LLC (March 2002 - name changed from ING Pilgrim Capital Corporation, LLC)

ING Pilgrim Capital Corporation (February 2001 - merged into ING Pilgrim Capital Corporation, LLC)

ING Pilgrim Capital Corporation, LLC (February 2001 - formed)

ING Pilgrim Capital Corporation (September 2000 - name changed from Pilgrim Capital Corporation)

Pilgrim Capital Corporation (February 2000 - name changed from Pilgrim Holdings Corporation)

Pilgrim Holdings Corporation (October 1999 - name changed from Northstar Holdings, Inc.)

Northstar Holdings, Inc. (October 1999 - merged into Pilgrim Capital
Corporation)

Pilgrim Capital Corporation (June 1999 - name changed from Pilgrim America Capital Corporation)

Pilgrim Capital Corporation (June 1999 - merged into Pilgrim America Capital Corporation)

Pilgrim America Capital Corporation (April 1997 - incorporated)


ING Quantitative Management, Inc. (March 2002 - name changed from ING Pilgrim Quantitative Management, Inc.)

ING Pilgrim Quantitative Management, Inc. (March 2001 - name changed from Market Systems Research Advisors)

Market Systems Research Advisors, Inc. (November 1986 - incorporated)

BOARD OF TRUSTEES

      The Board of Trustees governs each Fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

Committees

      An Executive Committee of the Board of Trustees was formed in order to act on behalf of the full Board of Trustees between meetings when necessary. The following Trustees serve as members of the Executive Committee: Messrs. Turner, McInerney, May and Patton. Mr. Turner serves as Chairman of the Committee. The Executive Committee held three (3) meetings during the fiscal year ended March 31, 2002.

      The Board of Trustees has an Audit Committee whose function is to meet with the independent accountants of the Trust to review the scope of the Trust's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of Messrs. Doherty, Earley, Rieke, Vincent, and Wedemeyer. Mr. Rieke serves as Chairman of the Committee. The Audit Committee held five (5) meetings the fiscal year ended March 31, 2002.

      The Board of Trustees has formed a Valuation Committee whose function is to review the determination of the value of securities held by the ING Funds for which market quotations are not available. The Valuation Committee currently consists of Dr. Gitenstein and Messrs. May, Patton, and Putnam. Mr. Patton serves as Chairman of the Committee. The Valuation Committee held six (6) meetings during the fiscal year ended March 31, 2002.

      The Board of Trustees has established a Nominating Committee for the purpose of considering and presenting to the Board of Trustees candidates it proposes for nomination to fill Independent Trustee vacancies on the Board of Trustees. The Nominating Committee currently consists of Dr. Gitenstein and Messrs. Doherty, May, and Wedemeyer. Mr. May serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held one (1) meeting during the fiscal year ended March 31, 2002.

      The Board of Trustees has established an Investment Review Committee whose function is to monitor the investment performance of the Fixed Income ING Funds and to make recommendations to the Board of Trustees with respect to the Fixed Income ING Funds. The Committee for the Fixed Income ING Funds currently consists of Messrs. Doherty, Earley, McInerney, and Putnam. Mr. Doherty serves as Chairman of the Committee. The Committee was established on February 26, 2002. The Investment Review Committee held one (1) meeting during the fiscal year ended March 31, 2002.

TRUSTEE OWNERSHIP OF SECURITIES

         Share Ownership Policy

      In order to further align the interests of the Independent Trustees with shareholders, it is the policy to own beneficially shares of one or more ING Funds at all times. For this purpose, beneficial ownership of Fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Fund.

      Under this Policy, the initial value of investments in the ING Funds that are beneficially owned by a Trustee must equal at least $50,000. Existing Trustees shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any Fund investments will not cause a Trustee to have to make any additional investments under this Policy.

      Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2001.



                                                                                               CLASSIC
                               GNMA                           NATIONAL                          MONEY
                              INCOME      MONEY MARKET       TAX-EXEMPT      INTERMEDIATE      MARKET
    NAME OF TRUSTEE            FUND           FUND            BOND FUND       BOND FUND         FUND
INDEPENDENT TRUSTEES
Paul S. Doherty                None           None              None             None           None
J. Michael Earley(1)           None           None              None             None           None
R. Barbara Gitenstein(1)       None           None              None             None           None
Walter H. May                  None       Over $100,000         None             None           None
Jock Patton                    None           None              None             None           None
David W. C. Putnam             None           None              None             None           None
Blaine E. Rieke                None           None              None             None           None
Roger B. Vincent(1)            None           None              None             None           None
Richard A. Wedemeyer           None         $10,001 -           None             None           None
                                             $50,000
TRUSTEES WHO ARE
"INTERESTED PERSONS"
R. Glenn Hilliard(1)           None           None              None             None           None
Thomas J. McInerney            None           None              None             None           None
John G. Turner                 None           None              None             None           None

                                                                                 AGGREGATE DOLLAR RANGE OF
                                                                                 EQUITY SECURITIES IN ALL
                                                                  LEXINGTON        REGISTERED INVESTMENT
                               HIGH YIELD                           MONEY          COMPANIES OVERSEEN BY
                              OPPORTUNITY        HIGH YIELD        MARKET          TRUSTEE IN FAMILY OF
    NAME OF TRUSTEE               FUND            BOND FUND         TRUST          INVESTMENT COMPANIES
INDEPENDENT TRUSTEES
Paul S. Doherty                   None              None            None              $10,001 - $50,000
J. Michael Earley(1)              None              None            None                    None
R. Barbara Gitenstein(1)          None              None            None                    None
Walter H. May                     None              None            None                Over $100,000
Jock Patton                       None          $1 - $10,000        None             $50,001 - $100,000
David W. C. Putnam                None              None            None                    None
Blaine E. Rieke                   None              None            None             $50,001 - $100,000
Roger B. Vincent(1)               None              None            None                    None
Richard A. Wedemeyer              None              None            None              $10,001 - $50,000

TRUSTEES WHO ARE
"INTERESTED PERSONS"
R. Glenn Hilliard(1)              None              None            None                Over $100,000
Thomas J. McInerney               None              None            None                $1 - $10,000
John G. Turner                $1 - $10,000          None            None                Over $100,000

     (1)  COMMENCED SERVICE AS A TRUSTEE ON FEBRUARY 26, 2002.

INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES



      Set forth in the table below is information regarding each Independent Trustee's (and his or her immediate family members) share ownership in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies) as of December 31, 2001.

                                NAME OF OWNERS AND                                     VALUE OF        PERCENTAGE
     NAME OF TRUSTEE         RELATIONSHIP TO TRUSTEE      COMPANY    TITLE OF CLASS   SECURITIES        OF CLASS
Paul S. Doherty                        N/A                  N/A           N/A           $    0             N/A
J. Michael Earley                      N/A                  N/A           N/A                0             N/A
R. Barbara Gitenstein                  N/A                  N/A           N/A                0             N/A
Walter H. May                          N/A                  N/A           N/A                0             N/A
Jock Patton                            N/A                  N/A           N/A                0             N/A
David W. C. Putnam                     N/A                  N/A           N/A                0             N/A
Blaine E. Rieke                        N/A                  N/A           N/A                0             N/A
Roger B. Vincent                       N/A                  N/A           N/A                0             N/A
Richard A. Wedemeyer                   N/A                  N/A           N/A                0             N/A

COMPENSATION OF TRUSTEES

      Each Fund pays each Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $35,000 (Messrs. Patton and May, as lead Trustees, receive an annual retainer of $45,000); (ii) $5,500 for each in person meeting of the Board; (iii) $1,000 per attendance of any committee meeting; (iv) $1,000 per telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the funds managed by the ING Funds' investment adviser for which the Trustees serve in common as Trustees.

      The following table sets forth information regarding compensation of Trustees by the Trust and other funds managed by the ING Funds' investment adviser for the fiscal year ended March 31, 2001. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Fund or any other funds managed by the ING Funds' investment adviser.

COMPENSATION TABLE

                                                               AGGREGATE COMPENSATION FROM:
                                             ---------------------------------------------------------------
                                               CLASSIC                              HIGH YIELD
                                                MONEY        GNMA      HIGH YIELD  OPPORTUNITY  INTERMEDIATE
        NAME OF PERSON, POSITION             MARKET FUND  INCOME FUND   BOND FUND      FUND       BOND FUND
-------------------------------------------  -----------  -----------  ----------  -----------  ------------
Mary A. Baldwin(1) - Advisory Board Member     $6,593       $1,693        $118       $6,031         $140
S.M.S. Chadha(1) - Advisory Board Member          169          441          12           70           17
Paul S. Doherty - Trustee                       1,434        1,760         149           75          172
Michael Earley(2) - Trustee                       436          505          32          396           47
R. Barbara Gitenstein(2) - Trustee                365          423          27          185           40
Alan S. Gosule(3) Trustee                         776        8,783         559        3,216          816
Glenn Hilliard(2)(4) Trustee                      N/A          N/A         N/A          N/A          N/A
Walter H. May  - Trustee                          798        2,899         192        1,176          252
Andrew M. McCosh(1) - Advisory Board Member       169          441          12           70           17
Thomas J. McInerney(4) - Trustee                  N/A          N/A         N/A          N/A          N/A
Jock Patton - Trustee                           2,595        2,818         187        1,135          245
David W.C. Putnam  - Trustee                    1,944        2,073         139          847          183
Blaine E. Rieke  - Trustee                      1,857        1,977         133          811          175
John G. Turner(4)  - Trustee                      N/A          N/A         N/A          N/A          N/A
Roger B. Vincent(2)  - Trustee                    684          877          57          346           90
Richard A. Wedemeyer  - Trustee                 1,690        1,819         121          720          163


                                                    PENSION OR                        TOTAL COMPENSATION FROM
                                               RETIREMENT BENEFITS  ESTIMATED ANNUAL    REGISTRANT AND FUND
                                                ACCRUED AS PART OF    BENEFITS UPON       COMPLEX PAID TO
        NAME OF PERSON, POSITION                  FUND EXPENSES       RETIREMENT(5)         TRUSTEES(6)
-------------------------------------------    -------------------  ----------------  -----------------------
Mary A. Baldwin(1) - Advisory Board Member             N/A                 N/A                $41,158
S.M.S. Chadha(1) - Advisory Board Member               N/A                 N/A                 14,546
Paul S. Doherty - Trustee                              N/A                 N/A                 70,369
Michael Earley(2) - Trustee                            N/A                 N/A                 35,540
R. Barbara Gitenstein(2) - Trustee                     N/A                 N/A                 35,246
Alan S. Gosule(3) Trustee                              N/A                 N/A                 48,524
R. Glenn Hilliard(2)(4) Trustee                        N/A                 N/A                    N/A
Walter H. May  - Trustee                               N/A                 N/A                 75,690
Andrew M. McCosh(1) - Advisory Board Member            N/A                 N/A                 14,582
Thomas J. McInerney(4) - Trustee                       N/A                 N/A                    N/A
Jock Patton - Trustee                                  N/A                 N/A                 74,518
David W.C. Putnam  - Trustee                           N/A                 N/A                 60,294
Blaine E. Rieke  - Trustee                             N/A                 N/A                 56,006
John G. Turner(4)  - Trustee                           N/A                 N/A                    N/A
Roger B. Vincent(2)  - Trustee                       1,434               1,434                 27,297
Richard A. Wedemeyer  - Trustee                        N/A                 N/A                 50,907

(1) Resigned as an advisory board member on December 31, 2001. Ms. Baldwin was paid $132,500 by the Investment Adviser upon her resignation. Such payment was equal to twice the compensation normally paid to her for one year of service.

(2)   Commenced service as a Trustee on February 26, 2002.

(3) Resigned as a Director/Trustee effective December 28, 2001. Mr. Gosule is a partner at Clifford Chance Rogers and Wells LLP, which has provided legal services to certain ING Funds. Mr. Gosule was paid $132,500 upon his resignation pursuant to a retirement policy adopted by the ING Funds. Mr. Gosule satisfied the criteria for such payment (which was equal to twice the compensation normally paid to him for one year of service) since he served as an Independent Director/Trustee for certain ING Funds for 5 years prior to his resignation.

(4) "Interested person," as defined in the 1940 Act, of the Trust because of the affiliation with the investment adviser to the ING Funds. Officers and Trustees who are interested persons do not receive any compensation from the Funds.

(5) The ING Funds have adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.


(6)   Represents compensation from 98 funds (total in complex as of March 31,
      2002)

COMPENSATION TABLE

                                                         AGGREGATE COMPENSATION FROM:
                                             ------------------------------------------------
                                             LEXINGTON
                                               MONEY                  NATIONAL
                                              MARKET       MONEY     TAX-EXEMPT   STRATEGIC
   NAME OF PERSON, POSITION                  TRUST(1)   MARKET FUND   BOND FUND  BOND FUND(1)
-------------------------------------------  ---------  -----------  ----------  ------------
Mary A. Baldwin(1) - Advisory Board Member    $ 312      $  312         $ 70         $156
S.M.S. Chadha(1) - Advisory Board Member        271          28            7          270
Paul S. Doherty - Trustee                       205         604          569          336
J. Michael Earley(2) - Trustee                   43         130           79          259
R. Barbara Gitenstein(2) - Trustee               36         117           16          252
Alan S. Gosule Trustee(3)                       776       1,390          343          740
R. Glenn Hilliard(3)(4) - Trustee               N/A         N/A          N/A          N/A
Walter H. May - Trustee                         283         498          116          258
Andrew M. McCosh(1) - Advisory Board Member     271          28            7          270
Thomas J. McInerney(4) - Trustee                N/A         N/A          N/A          N/A
Jock Patton - Trustee                           274         483          113          250
David W.C. Putnam - Trustee                     205         367           84          187
Blaine E. Rieke - Trustee                       196         352           80          178
John G. Turner(4) - Trustee                     N/A         N/A          N/A          N/A
Roger B. Vincent(2) - Trustee                    72          64           33           69
Richard A. Wedemeyer - Trustee                  175         310           73          162



                                                    PENSION OR                        TOTAL COMPENSATION FROM
                                               RETIREMENT BENEFITS  ESTIMATED ANNUAL    REGISTRANT AND FUND
                                                ACCRUED AS PART OF    BENEFITS UPON       COMPLEX PAID TO
   NAME OF PERSON, POSITION                       FUND EXPENSES       RETIREMENT(5)         TRUSTEES(6)
-------------------------------------------    -------------------  ----------------  -----------------------
Mary A. Baldwin(1) - Advisory Board Member            $N/A                 N/A                $41,158
S.M.S. Chadha(1) - Advisory Board Member               N/A                 N/A                 14,546
Paul S. Doherty - Trustee                              N/A                 N/A                 70,369
J. Michael Earley(2) - Trustee                         N/A                 N/A                 17,087
R. Barbara Gitenstein(2) - Trustee                     N/A                 N/A                 17,559
Alan S. Gosule Trustee(3)                              N/A                 N/A                 48,524
Glenn Hilliard(3)(4) - Trustee                         N/A                 N/A                    N/A
Walter H. May - Trustee                                N/A                 N/A                 75,690
Andrew M. McCosh(1) - Advisory Board Member            N/A                 N/A                 14,582
Thomas J. McInerney(4) - Trustee                       N/A                 N/A                    N/A
Jock Patton - Trustee                                  N/A                 N/A                 74,518
David W.C. Putnam - Trustee                            N/A                 N/A                 60,294
Blaine E. Rieke - Trustee                              N/A                 N/A                 56,006
John G. Turner(4) - Trustee                            N/A                 N/A                    N/A
Roger B. Vincent(2) - Trustee                          N/A                 N/A                 27,297
Richard A. Wedemeyer - Trustee                         N/A                 N/A                 50,907

(1) Resigned as an advisory board member on December 31, 2001. Ms. Baldwin was paid $132,500 by the Investment Adviser upon her resignation. Such payment was equal to twice the compensation normally paid to her for one year of service.

(2)   Commenced service as a Trustee on February 26, 2002.

(3) Resigned as a Director/Trustee effective December 28, 2001. Mr. Gosule is a partner at Clifford Chance Rogers and Wells LLP, which has provided legal services to certain ING Funds. Mr. Gosule was paid $132,500 upon his resignation pursuant to a retirement policy adopted by the ING Funds. Mr. Gosule satisfied the criteria for such payment (which was equal to twice the compensation normally paid to him for one year of service) since he served as an Independent Director/Trustee for certain ING Funds for 5 years prior to his resignation.

(4) "Interested person," as defined in the 1940 Act, of the Trust because of the affiliation with the investment adviser to the ING Funds. Officers and Trustees who are interested persons do not receive any compensation from the Funds.

(5) The ING Funds have adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.


(6)   Represents compensation from 98 funds (total in complex as of March 31,
      2002)

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

      Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the company. A control person may be able to take actions regarding its Fund without the consent or approval of shareholders. As of August 31, 2002, Lion Connecticut Holdings, Inc., 151 Farmington Avenue, Hartford, Connecticut 06151, owned of record 38.20%, 55.83%, and 84.99% of the Strategic Bond Fund, High Yield Bond Fund and National Tax-Exempt Bond Fund, respectively, and, therefore, is a control person of each of those ING Funds. Lion Connecticut Holdings, Inc. also is an affiliate of the parent company of the ING Funds' investment adviser. As of August 31, 2002, ING Money Funds was the record shareholder of 88.90% of the Classic Money Market Fund and, therefore, is a control person of the Fund.

      As of August 31, 2002, the Trustees and officers as a group owned less than 1% of any class of each Fund's outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the ING Funds, except as follows:

                                                                             CLASS AND TYPE    PERCENTAGE     PERCENTAGE
          FUND                                    ADDRESS                     OF OWNERSHIP      OF CLASS       OF FUND
------------------------------------------------------------------------------------------------------------------------------------
ING Classic Money Market Fund    ING MONEY FUNDS
                                 ATTN PROCASH PROCESSING -15TH FL            Class A
                                 ONE PERSHING PLAZA                          Record
                                 JERSEY CITY NJ  07399-0001                  Shareholder          89.32%         88.90%
------------------------------------------------------------------------------------------------------------------------------------
ING Classic Money Market Fund    LEGG MASON WOOD WALKER INC.
                                 413-70459-12
                                 PO BOX 1476                                 Class B
                                 BALTIMORE MD  21203-1476                    Beneficial Owner      5.02%          .02%

                                 LEGG MASON WOOD WALKER INC.
                                 413-05721-10
                                 PO BOX 1476                                 Class B
                                 BALTIMORE MD  21203-1476                    Beneficial Owner      5.61%          .02%

                                 FIRST CLEARING CORPORATION
                                 A/C 3216-9858
                                 JAMES H GODWIN
                                 10 DUNNAM LN                                Class B
                                 HOUSTON TX  77024-6543                      Beneficial Owner     11.06%          .04%

                                 STATE STREET BK & TR CO CUST
                                 IRA A/C ANN HUCKABA
                                 63 CARRIAGE HL                              Class B
                                 SIGNAL MTN TN  37377-2331                   Beneficial Owner     19.38%          .07%
------------------------------------------------------------------------------------------------------------------------------------
ING Classic Money Market Fund    PINEVIEW MOBILE HOMES 401K SAVINGS
                                 PLAN 401(K) PLAN
                                 EMPLOYEES OF PINEVIEW MOBILE HOMES
                                 PO BOX 319                                  Class C
                                 WATERVILLE ME  04903-0319                   Beneficial Owner     84.88%         0.09%
------------------------------------------------------------------------------------------------------------------------------------
ING Classic Money Market Fund    STATE STREET BK & TR CO CUST
                                 SEP IRA DANIELLE KORWIN
                                 PO BOX 7529                                 Class I
                                 NEW YORK NY  10150-7529                     Beneficial Owner     100.00%        0.00%
------------------------------------------------------------------------------------------------------------------------------------

                                                                             CLASS AND TYPE    PERCENTAGE     PERCENTAGE
          FUND                                    ADDRESS                     OF OWNERSHIP      OF CLASS       OF FUND
------------------------------------------------------------------------------------------------------------------------------------
ING GNMA Income Fund             CHARLES SCHWAB & CO INC
                                 REINVEST ACCOUNT
                                 ATTN MUTUAL FUND DEPT
                                 101 MONTGOMERY ST                           Class A
                                 SAN FRANCISCO CA  94104-4122                Shareholder          31.71%         24.15%
------------------------------------------------------------------------------------------------------------------------------------
ING GNMA Income Fund             MLPF&S FOR THE SOLE BENEFIT OF
                                 ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATION 97262
                                 4800 DEER LAKE DR EAST 2RD FL               Class B
                                 JACKSONVILLE FL  32246-6484                 Beneficial Owner     18.25%         2.60%
------------------------------------------------------------------------------------------------------------------------------------
ING GNMA Income Fund             MLPF & S FOR THE SOLE BENEFIT
                                 OF THE CUSTOMERS
                                 ATTN: FUND ADMINISTRATION
                                 4800 DEER LAKE DR EAST 3RD FLOOR            Class C
                                 JACKSONVILLE FL  32246-6484                 Beneficial Owner     19.46%         1.48%
------------------------------------------------------------------------------------------------------------------------------------
ING GNMA Income Fund             ING NATIONAL TRUST
                                 151 FARMINGTON AVE # 41                     Class I
                                 HARTFORD CT  06156-0001                     Shareholder          98.40%         0.55%
------------------------------------------------------------------------------------------------------------------------------------
ING GNMA Income Fund             WEXFORD CLEARING SERVICES
                                 CORP FBO ADVEST INC
                                 CUST FBO DONALD STUBBINGS
                                 IRA R/O
                                 7 WASHINGTON AVE
                                 HICKSVILLE NY  11801-2107                                         5.31%          .01%

                                 FIRST CLEARING CORP
                                 A/C 7025-3432
                                 GERARD C REIDY IRA
                                 6 CAROL RD
                                 WESTFIELD NJ  07090-1816                                         22.59%          .03%

                                 FIRST CLEARING CORP
                                 A/C 5265-0035
                                 FRANKLIN T LINKER SR IRA
                                 1016 WOTAN RD                               Class M
                                 COLUMBIA SC  29229-6548                     Beneficial Owners    11.45%          .02%
------------------------------------------------------------------------------------------------------------------------------------
ING GNMA Income Fund             DONALDSON LUFKIN JENRETTE
                                 SECURITIES CORP INC
                                 PO BOX 2052                                 Class Q
                                 JERSEY CITY NJ  07303-2052                  Shareholder          11.11%         .003%

                                 WEDBUSH MORGAN SECURITIES
                                 A/C 7907-9961
                                 1000 WILSHIRE BLVD                          Class Q
                                 LOS ANGELES CA  90017-2457                  Beneficial Owner     14.07%         .004%

                                 DONALDSON LUFKIN JENRETTE
                                 SECURITIES CORP INC
                                 PO BOX 2052                                 Class Q
                                 JERSEY CITY NJ  07303-2052                  Shareholder          14.62%         .004%

                                 LPL FINANCIAL SERVICES
                                 A/C 1162-2605
                                 9785 TOWNE CENTRE DR                        Class Q
                                 SAN DIEGO CA  92121-1968                    Beneficial Owner      8.29%         .002%
------------------------------------------------------------------------------------------------------------------------------------

                                                                             CLASS AND TYPE    PERCENTAGE     PERCENTAGE
          FUND                                    ADDRESS                     OF OWNERSHIP      OF CLASS       OF FUND
------------------------------------------------------------------------------------------------------------------------------------
ING GNMA Income Fund             LPL FINANCIAL SERVICES
                                 A/C 1993-5971
                                 9785 TOWNE CENTRE DR                        Class Q
                                 SAN DIEGO CA  92121-1968                    Beneficial Owner      5.07%         .001%

                                 2054FINANCIAL SERVICES
                                 A/C 7229-2054
                                 9785 TOWNE CENTRE DR                        Class Q
                                 SAN DIEGO CA  92121-1968                    Beneficial Owner      5.30%         .001%

                                 DONALDSON LUFKIN JENRETTE
                                 SECURITIES CORP INC
                                 PO BOX 2052                                 Class Q
                                 JERSEY CITY NJ  07303-2052                  Shareholder           7.09%         .002%

                                 STATE STREET BK & TR CO CUST
                                 SEP IRA SUSAN SKAKEL RAND
                                 PO BOX 452                                  Class Q
                                 SALISBURY CT  06068-0452                    Beneficial Owner      8.60%         .002%
------------------------------------------------------------------------------------------------------------------------------------
ING High Yield Bond Fund         LION CONNECTICUT HOLDINGS INCS
                                 151 FARMINGTON AVE                          Class A
                                 HARTFORD CT  06156-0001                     Shareholder          69.53%         55.83%
------------------------------------------------------------------------------------------------------------------------------------
ING High Yield Bond Fund         MLPF & S FOR THE SOLE BENEFIT
                                 OF THE CUSTOMERS
                                 ATTN: FUND ADMINISTRATION
                                 4800 DEER LAKE DR EAST 3RD FLOOR            Class B
                                 JACKSONVILLE FL  32246-6484                 Beneficial Owner     13.20%         2.10%
------------------------------------------------------------------------------------------------------------------------------------
ING High Yield Bond Fund         MLPF & S FOR THE SOLE BENEFIT
                                 OF THE CUSTOMERS
                                 ATTN: FUND ADMINISTRATION
                                 4800 DEER LAKE DR EAST 3RD FLOOR            Class C
                                 JACKSONVILLE FL  32246-6484                 Beneficial Owner      7.48%          .28%

                                 DONALDSON LUFKIN JENRETTE
                                 SECURITIES CORPORATION INC.
                                 P.O. BOX 2052                               Class C                              .19%
                                 JERSEY CITY NJ  07303-2052                  Shareholder           5.06%

                                 DONALDSON LUFKIN JENRETTE
                                 SECURITIES CORPORATION INC.
                                 P.O. BOX 2052                               Class C
                                 JERSEY CITY NJ  07303-2052                  Shareholder           5.06%          .19%

                                 PAINEWEBBER FBO
                                 ROBERT E FICKES
                                 EILEEN F FICKES JTWROS
                                 7454 E BLACK ROCK RD                        Class C
                                 SCOTTSDALE AZ  85255-3472                   Beneficial Owner     10.88%          .41%
------------------------------------------------------------------------------------------------------------------------------------
ING High Yield Opportunity       MERRILL LYNCH PIERCE FENNER & SMITH
Fund                             MUTUAL FUND OPERATIONS
                                 ATTN:  BANK RECONCILIATIONS
                                 4800 DEER LAKE DR EAST                      Class C
                                 JACKSONVILLE FL  32246-6486                 Shareholder          29.33%         2.24%
------------------------------------------------------------------------------------------------------------------------------------

                                                                             CLASS AND TYPE    PERCENTAGE     PERCENTAGE
          FUND                                    ADDRESS                     OF OWNERSHIP      OF CLASS       OF FUND
------------------------------------------------------------------------------------------------------------------------------------
ING High Yield Opportunity       CHARLES SCHWAB & CO INC
Fund                             101 MONTGOMERY STREET
                                 11TH FLOOR                                  Class Q
                                 SAN FRANCISCO CA  94104-4122                Shareholder          13.27%          .05%

                                 WELLS FARGO INVESTMENTS LLC
                                 A/C 7712-3431
                                 608 2ND AVE S FL 8                          Class Q
                                 MINNEAPOLIS MN  55402-1916                  Beneficial Owner     84.38%          .34%
------------------------------------------------------------------------------------------------------------------------------------
ING High Yield Opportunity       MERRILL LYNCH PIERCE FENNER & SMITH
Fund                             MUTUAL FUND OPERATIONS
                                 ATTN:  BANK RECONCILIATIONS
                                 4800 DEER LAKE DR EAST                      Class B
                                 JACKSONVILLE FL  32246-6486                 Shareholder          26.15%         16.70%
------------------------------------------------------------------------------------------------------------------------------------
ING High Yield Opportunity       MERRILL LYNCH PIERCE FENNER & SMITH
Fund                             MUTUAL FUND OPERATIONS
                                 ATTN:  BANK RECONCILIATIONS
                                 4800 DEER LAKE DR EAST                      Class A
                                 JACKSONVILLE FL  32246-6486                 Shareholder           6.17%         1.53%
------------------------------------------------------------------------------------------------------------------------------------
ING High Yield Opportunity       MLPF & S FOR THE SOLE BENEFIT
Fund                             OF ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DR E 3RD FLR                 Class M
                                 JACKSONVILLE FL  32246-6484                 Beneficial Owner      5.35%         0.06%
------------------------------------------------------------------------------------------------------------------------------------
ING Intermediate Bond Fund       LION CONNECTICUT HOLDINGS INC
                                 151 FARMINGTON AVE                          Class A
                                 HARTFORD CT  06156-0001                    Shareholder          46.72%         24.48%

                                 MLPF & S FOR THE SOLE BENEFIT
                                 OF THE CUSTOMERS
                                 ATTN: FUND ADMINISTRATION
                                 4800 DEER LAKE DR EAST 3RD FLOOR            Class A
                                 JACKSONVILLE FL  32246-6484                Beneficial Owner      7.28%         3.82%
------------------------------------------------------------------------------------------------------------------------------------
ING Intermediate Bond Fund       MLPF & S FOR THE SOLE BENEFIT
                                 OF THE CUSTOMERS
                                 ATTN: FUND ADMINISTRATION
                                 4800 DEER LAKE DR EAST 3RD FLOOR            Class B
                                 JACKSONVILLE FL  32246-6484                 Beneficial Owner     26.40%         6.12%
------------------------------------------------------------------------------------------------------------------------------------
ING Intermediate Bond Fund       MLPF & S FOR THE SOLE BENEFIT
                                 OF THE CUSTOMERS
                                 ATTN: FUND ADMINISTRATION
                                 4800 DEER LAKE DR EAST 3RD FLOOR            Class C
                                 JACKSONVILLE FL  32246-6484                 Beneficial Owner     29.21%         4.31%
------------------------------------------------------------------------------------------------------------------------------------
ING Intermediate Bond Fund       ING NATIONAL TRUST
                                 151 FARMINGTON AVE # 41                     Class I
                                 HARTFORD CT  06156-0001                     Shareholder          99.04%         9.58%
------------------------------------------------------------------------------------------------------------------------------------
ING Money Market Fund            ING PILGRIM CAPITAL GROUP LLC
                                 DEFERRED COMP PLAN
                                 FBO ROBERT STALLINGS
                                 C/O L HOMER
                                 7337 E DOUBLETREE RANCH RD                  Class A
                                 SCOTTSDALE AZ  85258-2034                   Beneficial Owner     14.31%         4.69%
------------------------------------------------------------------------------------------------------------------------------------
ING National Tax-Exempt Bond     LION CONNECTICUT HOLDINGS INCS
Fund                             151 FARMINGTON AVE                          Class A
                                 HARTFORD CT  06156-0001                     Shareholder          94.61%         84.99%
------------------------------------------------------------------------------------------------------------------------------------

                                                                             CLASS AND TYPE    PERCENTAGE     PERCENTAGE
          FUND                                    ADDRESS                     OF OWNERSHIP      OF CLASS       OF FUND
------------------------------------------------------------------------------------------------------------------------------------
ING National Tax-Exempt Bond     MLPF & S FOR THE SOLE BENEFIT
Fund                             OF THE CUSTOMERS
                                 ATTN: FUND ADMINISTRATION
                                 4800 DEER LAKE DR EAST 3RD FLOOR            Class B
                                 JACKSONVILLE FL  32246-6484                 Beneficial Owner     31.93%         2.82%

                                 ESTELLE R SIMMONS TTST TTEE
                                 ESTELLE R SIMMONS REV TRUST
                                 UA 10 03 00
                                 RT 3 BOX 227                                Class B
                                 OKEMAH OK  74859-9486                       Shareholder           6.77%          .60%
------------------------------------------------------------------------------------------------------------------------------------
ING National Tax-Exempt Bond     MLPF & S FOR THE SOLE BENEFIT
Fund                             OF THE CUSTOMERS
                                 ATTN: FUND ADMINISTRATION
                                 4800 DEER LAKE DR EAST 3RD FLOOR            Class C
                                 JACKSONVILLE FL  32246-6484                 Beneficial Owner      5.68%          .08%

                                 EDWIN DONALD BRODERICK JR &
                                 REGINA MARIE BRODERICK JTWROS
                                 1936 CHIPPEWA DR                            Class C
                                  WHEATON IL  60187-7907                     Shareholder          63.05%          .83%

                                 SCOTT JAY MERMEL
                                 1581 RFD                                    Class C
                                 LONG GROVE IL  60047-9509                   Shareholder           6.41%          .09%

                                 DONALDSON LUFKIN JENRETTE
                                 SECURITIES CORP INC
                                 PO BOX 2052                                 Class C
                                 JERSEY CITY NJ  07303-2052                  Shareholder           7.01%          .09%

                                 LEHMAN BROTHERS INC
                                 837-67312-15
                                 101 HUDSON ST FL 31                         Class C
                                 JERSEY CITY NJ  07302-3915                  Shareholder           6.13%          .08%
------------------------------------------------------------------------------------------------------------------------------------
ING Strategic Bond Fund          LION CONNECTICUT HOLDINGS INC
                                 5780 POWERS FERRY RD NW                     Class A
                                 ATLANTA GA  30327-4347                      Shareholder          57.23%         38.20%
------------------------------------------------------------------------------------------------------------------------------------
ING Strategic Bond Fund          MLPF & S FOR THE SOLE BENEFI
                                 OF THE CUSTOMERS
                                 ATTN: FUND ADMINISTRATION
                                 4800 DEER LAKE DR EAST 3RD FLOOR            Class B
                                 JACKSONVILLE FL  32246-6484                 Beneficial Owner     39.91%         9.75%
------------------------------------------------------------------------------------------------------------------------------------
ING Strategic Bond Fund          MLPF & S FOR THE SOLE BENEFIT
                                 OF THE CUSTOMERS
                                 ATTN: FUND ADMINISTRATION
                                 4800 DEER LAKE DR EAST 3RD FLOOR            Class C
                                 JACKSONVILLE FL  32246-6484                 Beneficial Owner     40.78%         3.52%

                                 PRUDENTIAL SECURITIES INC FBO
                                 BILLIE JEANNE THARP
                                 IRA DTD 12/06/01
                                 6009 HACKNEY COACH DR                       Class C
                                 LOUISVILLE KY  40207-1729                   Beneficial Owner     5.61 %          .48%
------------------------------------------------------------------------------------------------------------------------------------

                                                                             CLASS AND TYPE    PERCENTAGE     PERCENTAGE
          FUND                                    ADDRESS                     OF OWNERSHIP      OF CLASS       OF FUND
------------------------------------------------------------------------------------------------------------------------------------
ING Strategic Bond Fund          CHARLES SCHWAB & CO INC
                                 101 MONTGOMERY STREET
                                 11TH FLOOR                                  Class Q
                                 SAN FRANCISCO CA  94104-4122                Shareholder          91.82%         0.16%
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER

      The Investment Adviser for the ING Funds is ING Investments, LLC, ("ING Investments" or "Investment Adviser"), which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. ING Investments, subject to the authority of the Trustees of the ING Funds, has the overall responsibility for the management of each Fund's portfolio, subject to delegation of certain responsibilities to ING Investment Management, LLC ("IIM") as the Sub-Adviser for the Intermediate Bond Fund, High Yield Bond Fund, and Classic Money Market Fund, and to Furman Selz Capital Management ("FSCM") as the Sub-Adviser to the National Tax-Exempt Bond Fund. ING Investments is an indirect direct, wholly owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING"). ING is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

      On February 26, 2001, the name of the Investment Adviser changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Investment Adviser changed to "ING Investments, LLC." Prior to April 30, 2001, ING Mutual Funds Management Co. LLC ("IMFC") served as investment adviser to certain of the ING Funds. On April 30, 2001, IMFC, an indirect wholly owned subsidiary of ING that had been under common control with ING Investments, merged with ING Investments.

      ING Investments serves pursuant to Investment Management Agreements between ING Investments and the Trust, on behalf of each Fund. The Investment Management Agreements require the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each Fund. ING Investments has delegated certain management responsibilities to certain other investment advisers (each a "Sub-Adviser" and, collectively, the "Sub-Advisers") for several of the ING Funds, pursuant to a sub-advisory agreement (each a "Sub-Advisory Agreement" and, collectively, the "Sub-Advisory Agreements"). ING Investments, as Investment Adviser, oversees the investment management of the Sub-Advisers for the ING Funds.

      The Investment Management Agreements require the Investment Adviser to provide, subject to the supervision of the Board of Trustees, investment advice and investment services to each Fund and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. The Investment Management Agreements provide that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreements.

      After an initial term, the Investment Management Agreements and Sub-Advisory Agreements continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Trustees or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

      In connection with their deliberations relating to each Fund's current Investment Management Agreement and Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered information that had been provided by ING Investments and the Sub-Advisers to the Funds that engage them. In considering the Investment Management Agreements and Sub-Advisory Agreements, the Board of Trustees considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant. The factors considered by the Board of Trustees in reviewing the Investment Management Agreement included, but were not limited to, the following: (1) the performance of each Fund compared to performance of a peer group of funds; (2) the nature and quality of the services provided by ING Investments to the Funds; (3) the fairness of the compensation under the Investment Management Agreements in light of the services provided to the Funds; (4) the profitability to ING Investments from the Investment Management Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure; (6) the expenses borne by the Funds and a comparison of each Fund's fees and expenses to those of a peer group of funds; and (7) ING Investments' compliance capabilities and efforts on behalf of each Fund. The Board of Trustees also considered the total services provided by the Administrator as well as the fees the Administrator receives for such services.

      In considering each Investment Management Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling. However, the Independent Trustees indicated that, generally, they initially scrutinized the performance of each Fund, including performance in relation to a peer group of funds and in relation to a benchmark index or a combination of indexes, and the fees paid by the Fund. With respect to Funds that had relatively poor performance in relation to a peer group of funds, the Independent Trustees considered the reasons given by management and the actions undertaken, or contemplated, by management to improve such performance.

      The factors considered by the Board of Trustees in reviewing the Sub-Advisory Agreements included, but were not limited to the following: (1) the performance of the Funds; (2) the nature and quality of the services provided by the Sub-Advisers; (3) the fairness of the compensation under the Sub-Advisory Agreements in light of the services provided; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of each Sub-Adviser; and (5) the costs for the services of the Sub-Adviser. The Board of Trustees also considered the advisory fee retained by ING Investments for its services to sub-advised Funds.

      In reviewing the terms of each Investment Management Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreements and Sub-Advisory Agreements, the Independent Trustees were represented by independent legal counsel. Based upon its review, the Board of Trustees has determined that the Investment Management Agreements and Sub-Advisory Agreements are in the best interests of the Funds and their shareholders and that the Advisory and Sub-Advisory fees are fair and reasonable. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Trustees of each Fund, including the unanimous vote of the Independent Trustees, approved the Investment Management Agreements and Sub-Advisory Agreements.


      Each Investment Management Agreement is terminable without penalty upon notice given by the Board of Trustees or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon notice given by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).


      As of August 31, 2002, ING Investments had assets under management of over $33.0 billion.

                             INVESTMENT ADVISER FEES

      The Investment Adviser bears the expenses of providing its services, and pays the fees of the Sub - Adviser (if any). For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:


FUNDS                                         ANNUAL INVESTMENT MANAGEMENT FEE
                                              0.60% of the first $150 million of the Fund's average net assets;
                                              0.50% of the next $250 million of average net assets;
GNMA Income Fund                              0.45% of the next $400 million of average net assets; and
                                              0.40% of the average net assets in excess of $800 million

High Yield Bond Fund                          0.65% of the Fund's average net assets

High Yield Opportunity Fund                   0.60% of the Fund's average net assets

Intermediate Bond Fund                        0.50% of the Fund's average net assets

National Tax-Exempt Bond Fund                 0.50% of the Fund's average net assets

Money Market Fund                             0.35% of the Fund's average net assets

                                              0.45% of the first $500 million of the Fund's average net assets;
Strategic Bond Fund                           0.40% of the next $250 million of average net assets; and
                                              0.35% of the average net assets in excess of $750 million

Classic Money Market Fund                     0.25% of the Fund's average net assets

Lexington Money Market Trust                  0.50% of the first $500 million of the Fund's average daily net assets; and
                                              0.45% thereafter

      TOTAL ADVISORY FEES PAID BY THE ING FUNDS FOR THE FISCAL YEARS ENDED:


     The following chart sets forth the total amounts the Funds paid to the Investment Adviser for the last three fiscal years.


FUND                               MARCH 31, 2002     MARCH 31, 2001(1)      JUNE 30, 2000       JUNE 30, 1999(2)
Strategic Bond Fund                  $  238,822         $   60,425            $    59,874          $    23,699
High Yield Opportunity Fund           1,506,347            755,481                634,448              132,246
Money Market Fund(3)                    293,830            166,203                 80,974                  N/A

(1) Reflects nine month period from July 1, 2000 to March 31, 2001. Effective March 23, 2001, these ING Funds changed their fiscal year end to March 31 from June 30.

(2) Reflects three month period from April 1, 1999 to June 30, 1999. Effective May 24, 1999, these ING Funds changed their fiscal year end to June 30 from March 31.


(3) Prior to the reorganization discussed above under the heading "History of the ING Funds-High Yield Opportunity Fund, Money Market Fund and Strategic Bond Fund," the Money Market Fund had not engaged the services of an investment adviser because it invested all its assets in a master fund. Consequently, the amounts of the advisory fees reported for the Money Market Fund were for services provided to the master fund.



FUND                                      MARCH 31              DECEMBER 31
                                     2002      2001(1)        2000       1999
GNMA Income Fund                  $3,029,006  $ 565,984  $1,949,162   $1,844,256
Lexington Money Market Trust(2)      297,289     77,318     403,175      422,726

(1) Reflects three month period from December 31, 2000 to March 31, 2001. Effective July 26, 2000, these ING Funds changed their fiscal year ends to March 31.

(2) Does not reflect LMC's reimbursement to Lexington Money Market Trust of $9,546 in 1999.


FUND                                MARCH 31, 2002     MARCH 31, 2001(1)    OCTOBER 31, 2000     OCTOBER 31, 1999
High Yield Bond Fund                $     262,385       $    106,709            $   259,537      $     172,459
Intermediate Bond Fund                    257,006             83,074                182,829            140,136
National Tax-Exempt Bond Fund             120,328             48,847                101,496                N/A
Classic Money Market Fund               1,373,494            514,331                932,291            168,913

(1) Reflects five month period from November 1, 2000 to March 31, 2001. Effective March 23, 2001, these ING Funds changed their fiscal year end to March 31.

SUB-ADVISORY AGREEMENTS

      The Investment Management Agreement for certain ING Funds provides that the Investment Adviser, with the approval of the Trust's Board of Trustees, may select and employ Sub-Advisers, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreements, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Trustees and officers of the Trust who are employees of the Investment Adviser or its affiliates and office rent of the Trust. The Sub-Advisers pay all of their expenses arising from the performance of their obligations under the Sub-Advisory Agreements.

      Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Trust are borne by the ING Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the ING Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Trust who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

      The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Trustees, on behalf of a Fund, or the shareholders of such Fund upon prior written notice. Otherwise, the Sub-Advisory Agreements will remain in effect from year to year, subject to the annual approval of the Board of Trustees, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

      Pursuant to a Sub-Advisory Agreement between the Investment Adviser and IIM, IIM serves as Sub-Adviser to the High Yield Bond, Intermediate Bond, and Classic Money Market Funds. In this capacity, IIM, subject to the supervision and control of the Investment Adviser and Trustees of the Trust, manages each Fund's portfolio investments in a manner consistent with the Fund's investment objective and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. IIM is located at 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, Georgia, and is engaged primarily in the business of providing investment advice to affiliated insurance companies.

      Pursuant to a Sub-Advisory Agreement between the Investment Adviser and FSCM, FSCM serves as Sub-Adviser to the National Tax-Exempt Bond Fund. In this capacity, FSCM, subject to the supervision and control of the Investment Adviser and Trustees of the Fund, on behalf of the Fund, manages the Fund's portfolio investments in a manner consistent with the Fund's investment objective and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. Located at 230 Park Avenue, New York, New York 10169, FSCM is engaged in the business of providing investment advice to institutional and individual clients.

      For the following ING Funds, as compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of a Fund's average daily net assets managed during the month:


SERIES                                       ANNUAL SUB-ADVISORY FEE
National Tax-Exempt Bond Fund     0.250% of the Fund's average daily net assets
Intermediate Bond Fund            0.250% of the Fund's average daily net assets
High Yield Bond Fund              0.325% of the Fund's average daily net assets
Classic Money Market Fund         0.125% of the Fund's average daily net assets

For the fiscal years specified below, the following ING Funds paid sub-advisory fees in the following amounts:

FUND                                 MARCH 31, 2002     MARCH 31 2001(1)     OCTOBER 31, 2000     OCTOBER 31, 1999
High Yield Bond Fund                   $   131,202       $    32,131          $    58,280             $   21,554
Intermediate Bond Fund                     128,503            25,557               40,650                 17,513
National Tax-Exempt Bond Fund               60,164             9,521               12,687                    N/A
Classic Money Market Fund                  686,747           161,701              216,116                 21,119

(1) Reflects five month period from November 1, 2000 to March 31, 2001. Effective March 23, 2001, these ING Funds changed their fiscal year end to March 31.

ADMINISTRATION

      ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for each Fund pursuant to an Administrative Services Agreement. Subject to the supervision of the Board of Trustees, the Administrator provides the overall business management and administrative services necessary to properly conduct the business of the ING Funds, except for those services performed by the Investment Adviser under the Investment Management Agreements, the custodian for the ING Funds under the Custodian Agreements, the transfer agent for the ING Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the ING Funds from time to time. The Administrator acts as liaison among these service providers to the ING Funds. The Administrator is also responsible for ensuring that the ING Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the ING Funds. The Administrator is an affiliate of the Investment Adviser.

      Prior to March 1, 2002, ING Funds Services, LLC served as Shareholder Service Representative for the High Yield Opportunity, Strategic Bond, and Money Market Funds.

      Prior to May 24, 1999, High Yield Opportunity, Strategic Bond, and Money Market Funds, had an Administration Agreement with Investment Company Administration ("ICA"), 4455 East Camelback Road, Suite 261-E, Phoenix, Arizona 85018. Pursuant to this agreement, ICA was responsible for performing all administrative services required for the daily business operations of these ING Funds, subject to the supervision of the Board of Trustees of these ING Funds. For the fiscal years ended March 31, 1999 and 1998, ICA received aggregate compensation of $1,059,155 and $848,799, respectively, for all of the then-current series of Mutual Funds.

      Also, prior to May 24, 1999, the High Yield Opportunity, Strategic Bond, and Money Market Funds had an Administrative Services Agreement with NACM under which NACM was responsible for providing all administrative services which are not provided by ICA or by these ING Funds' Distributor, transfer agents, accounting agents, independent accountants and legal counsel. For the fiscal years ended March 31, 1999 and 1998, NACM received aggregate compensation of $1,603,130 and $1,972,037, respectively, for all of the then current series of Mutual Funds pursuant to the Administrative Services Agreement.

      Prior to July 26, 2000, Lexington Management Corporation ("LMC") acted as administrator to GNMA Income Fund and the Lexington Money Market Trust, and performed certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparing financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, providing shareholder communications, supervising the Custodian and Transfer Agent and providing facilities for such services. Each Fund reimbursed LMC for its actual cost in providing such services, facilities and expenses.

      Prior to November 1, 2000, ING Funds Services had entered into a Fund Services Agreement with the Classic Money Market, High Yield Bond, Intermediate Bond and National Tax-Exempt Bond Funds, pursuant to which ING Fund Services performed or engaged third parties to perform account services and other services which included but were not limited to: (i) maintaining shareholder accounts; (ii) preparing shareholder statements, confirmations and shareholder lists; (iii) mailing shareholder statements, confirmations, prospectuses, statements of additional information, annual and semi-annual reports and proxy statements; (iv) tabulating proxies; (v) disbursement of dividends and other distributions; (vi) taxes on U.S. resident and non-resident accounts where applicable; (vii) preparation and filing of U.S. Treasury Department Forms 1099 and other appropriate forms required by applicable statutes, rules and regulation; and (viii) providing such other similar services directly to shareholder accounts.

    TOTAL SHAREHOLDER SERVICE AND ADMINISTRATIVE FEES PAID BY STRATEGIC BOND, HIGH YIELD OPPORTUNITY AND MONEY MARKET FUNDS FOR THE FISCAL YEARS ENDED:

FUND                                   MARCH 31, 2002     MARCH 31, 2001(1)   JUNE 30, 2000      JUNE 30, 1999
Strategic Bond Fund                      $   9,892           $  4,110          $   4,683          $   253 (2)
High Yield Opportunity Fund                 36,807              6,956              5,385               130(2)
Money Market Fund                          126,495              1,918              1,739                  N/A

(1) Reflects nine month period from July 1, 2000 to March 31, 2001. Effective March 23, 2001, these ING Funds changed their fiscal year end to March 31.

(2) Reflects three month period from April 1, 1999 to June 30, 1999. Effective May 24, 1999, these ING Funds changed their fiscal year end to June 30 from March 31.

             TOTAL ADMINISTRATIVE FEES PAID BY GNMA INCOME FUND AND
            LEXINGTON MONEY MARKET TRUST FOR THE FISCAL YEARS ENDED:

FUND                                        MARCH 31              DECEMBER 31
                                         2002      2001(1)       2000       1999
GNMA Income Fund                      $ 602,635   $ 106,940   $ 151,465      N/A
Lexington Money Market Trust(2)             N/A         N/A         N/A      N/A

(1) Reflects three month period from January 1, 2002 to March 31, 2002. Effective July 26, 2000, these ING Funds changed their fiscal year end to March 31.

(2) Does not reflect LMC's reimbursement to Lexington Money Market Trust of $9,546 in 1999.


 TOTAL ADMINISTRATIVE FEES PAID BY HIGH YIELD BOND, INTERMEDIATE BOND, NATIONAL
   TAX-EXEMPT BOND AND CLASSIC MONEY MARKET FUNDS FOR THE FISCAL YEARS ENDED:

FUND                                  MARCH 31, 2002    MARCH 31, 2001(1)    OCTOBER 31, 2000    OCTOBER 31, 1999
High Yield Bond Fund                     $   40,367        $   16,417                N/A                 N/A
Intermediate Bond Fund                       51,401            16,615                N/A                 N/A
National Tax-Exempt Bond Fund                24,066             9,769                N/A                 N/A
Classic Money Market Fund                       N/A               N/A                N/A                 N/A

(1) Reflects five month period from November 1, 2000 to March 31, 2001. Effective March 23, 2001, these ING Funds changed their fiscal year end to March 31.

                          EXPENSE LIMITATION AGREEMENTS

         The Investment Adviser has entered into expense limitation agreements with the following Funds, pursuant to which the Investment Adviser has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of these Funds (which excludes interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, and expenses of any counsel or other persons or services retained by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser or the Sub-Advisers do not exceed:

FUND                                CLASS A    CLASS B    CLASS C    CLASS M     CLASS I     CLASS Q      CLASS T
GNMA Income Fund                   %  1.29     %  2.04    %  2.04    %  1.79    %   1.04     %  1.29     %  1.69
High Yield Bond Fund                  1.30        2.05       2.05        N/A         N/A         N/A         N/A
High Yield Opportunity Fund           1.10        1.75       1.75       1.50         N/A        1.00        1.40
Intermediate Bond Fund                1.15        1.90       1.90        N/A        0.90         N/A         N/A
National Tax-Exempt Bond Fund         1.15        1.90       1.90        N/A         N/A         N/A         N/A
Money Market Fund                     1.50        2.25       2.25        N/A         N/A         N/A         N/A
Strategic Bond Fund                   0.95        1.35       1.35        N/A         N/A        0.85         N/A
Classic Money Market Fund             0.77        1.41       1.41        N/A        0.31         N/A         N/A
Lexington Money Market Trust          1.00         N/A        N/A        N/A         N/A         N/A         N/A

         Each Fund will at a later date reimburse the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.


         The expense limitations are contractual, after an initial term, and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of termination of the agreement to a lead Independent Trustee within ninety (90) days' of the end of the then-current term for that Fund or upon termination of that Fund's Investment Management Agreement. The Expense Limitation Agreement may be terminated by the Trust, without payment of any penalty, upon written notice to the Investment Adviser at its principal place of business within ninety (90) days' of the end of the then-current term for a Fund.


         For Strategic Bond Fund and High Yield Opportunity Fund, prior to the expense limitation agreement described above, the Investment Adviser voluntarily agreed to waive all or a portion of its fee and to reimburse operating expenses of these ING Funds, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, up to 0.75%.

  The voluntary fee reductions were as follows:

FUND                            MARCH 31            JUNE 30            MARCH 31
                                  2002            2000    1999(1)        1999
Strategic Bond Fund             $197,052       $208,068  $31,139       $232,922
High Yield Opportunity Fund      701,773        218,609   54,363        318,323

(1)   Reflects three month period from April 1, 1999 to June 30, 1999.

         Prior to July 26, 2000, the following ING Funds voluntarily limited expenses to the following amounts:

Maximum Operating Expense Limit (as a percentage of average net assets)

FUND                                   PREVIOUS EXPENSE CAP
GNMA Income Fund                             %  1.04
Lexington Money Market Trust                    1.00

DISTRIBUTOR


         Shares of each Fund are distributed by ING Funds Distributor, Inc. ("ING Funds Distributor" or the "Distributor") pursuant to Underwriting Agreements between the Distributor and the Trust on behalf of each Fund. The Distributor's address is 7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258. Each Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Trust and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended. After an initial term, each Underwriting Agreement will remain in effect from year to year only if its continuance is approved annually by a majority of the Board of Trustees who are not parties to such agreement or "interested persons" of any such party, and either by votes of a majority of the Trustees or a majority of the outstanding voting securities of the Trust. See the Prospectus for information on how to purchase and sell shares of the ING Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Funds and have no effect on the net asset value of the Funds. The Distributor, like the Investment Adviser, is a wholly owned indirect subsidiary of ING. Prior to July 26, 2000, the distributor for GNMA Income Fund and Lexington Money Market Trust was Lexington Funds Distributor, Inc. ("LFD"). Prior to November 6, 2000, ING Funds Distributor, Inc. (the former distributor to the funds managed by ING Investment Management Co. LLC) served as the distributor for the National Tax-Exempt Bond, Intermediate Bond, High Yield Bond, and Classic Money Market Funds.


         For the fiscal year ended March 31, 2002, the Distributor received the following amounts in sales charges, in connection with the sales of shares:

FUND                                        CLASS A            CLASS B    CLASS C              CLASS M             CLASS T
                                      SALES        SALES                                 SALES          SALES
                                     CHARGES       CHARGES                              CHARGES        CHARGES     DEFERRED
                                      BEFORE       AFTER       DEFERRED   DEFERRED      BEFORE          AFTER       SALES
                                      DEALER       DEALER       SALES      SALES        DEALER         DEALER       CHARGES
                                   RE-ALLOWANCE  RE-ALLOWANCE  CHARGES    CHARGES    RE-ALLOWANCE   RE-ALLOWANCE
GNMA Income Fund                    $ 853,447     $134,755     $   0     $ 11,561      $  3,111        $   718      $   0
High Yield Bond Fund                   33,214        5,244         0          142           N/A            N/A        N/A
High Yield Opportunity Fund            57,129        9,020         0       13,038        N/A(1)         N/A(1)          0
Intermediate Bond Fund                108,542       17,138         0       11,450           N/A            N/A        N/A
National Tax-Exempt Bond Fund           3,855          609         0          994           N/A            N/A        N/A
Money Market Fund                           0            0         0      111,371           N/A            N/A        N/A
Strategic Bond Fund                    21,234        3,353         0         5424           N/A            N/A        N/A
Classic Money Market Fund                   0            0         0            0           N/A            N/A        N/A
Lexington Money Market Trust                0            0         0          N/A           N/A            N/A        N/A

         (1) Class M Shares commenced operations on May 20, 2002

         The Distributor received $4,391,568, $5,621,753 and $1,128,487 in sales charges, after re-allowance to Dealers, in connection with the sales of shares of all ING Funds managed by the Investment Adviser during calendar years 2001, 2000 and 1999, respectively.

                                RULE 12b-1 PLANS

         Each Fund, except Lexington Money Market Trust, has a distribution or shareholder service plan pursuant to Rule 12b-1 under the 1940 Act applicable to most classes of Shares offered by each Fund ("Rule 12b-1 Plans"). The Funds intend to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to a payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, Class C, Class M, Class Q and Class T Shares in amounts as set forth in the following table. The Funds do not have a 12b-1 Plan with respect to Class I.

                                                           FEES BASED ON AVERAGE DAILY NET ASSETS
                                         ---------------------------------------------------------------------------
     NAME OF FUND                        CLASS A       CLASS B      CLASS C        CLASS M      CLASS Q      CLASS T
GNMA Income Fund                         %  0.25       %  1.00      %  1.00        %  0.75      %  0.25      %  0.65
High Yield Bond Fund                        0.35          1.00         1.00            N/A          N/A          N/A
High Yield Opportunity Fund                 0.35          1.00         1.00           0.75         0.25         0.65
Intermediate Bond Fund                      0.35          1.00         1.00            N/A          N/A          N/A
National Tax-Exempt Bond Fund               0.35          1.00         1.00            N/A          N/A          N/A
Money Market Fund                           0.25          1.00         1.00            N/A          N/A          N/A
Strategic Bond Fund                         0.35          0.75         0.75            N/A         0.25          N/A
Classic Money Market Fund                   0.75          1.00         1.00            N/A          N/A          N/A

         These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Classes A, B, C, M, Q and T Shares of the ING Funds, including payments to dealers for selling shares of the ING Funds and for servicing shareholders of these classes of the ING Funds. Activities for which these fees may be used include: promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plans. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers.

         Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, 1.00% (0.75% for Strategic Bond Fund) for Class C, 0.65% (0.40% for GNMA Income Fund) for Class M and 0.15% - 0.65% for Class T. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A, B or C Shares, and in the 1st month following a purchase of Class M, and Class T Shares. In addition, a 0.25% fee may be paid on Class Q Shares.

         With respect to Classes A, B, C, M, Q and T Shares of each Fund that offers the class, the Distributor will receive payment without regard to actual distribution expenses it incurs. If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

         In addition to providing for the expenses discussed above, the Rule 12b-1 Plans also recognize that the Investment Adviser and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the ING Funds' shares and other funds managed by the Investment Adviser. In some instances, additional compensation or promotional incentives may be offered to dealers. Such compensation and incentives may include, but are not limited to, cash; merchandise; trips and financial assistance to dealers in connection with pre-approved conferences or seminars; sales or training programs for invited sales personnel; payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs; seminars for the public, advertising and sales campaigns regarding one or more of the ING Funds or other funds managed by the Investment Adviser; and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the ING Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the ING Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the ING Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.

         The Rule 12b-1 Plans have been approved by the Board of Trustees, including all of the Trustees who are not interested persons of the Trust as defined in the 1940 Act. Each Rule 12b-1 Plan must be renewed annually by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Trustees be committed to the Trustees who are not interested persons. Each Rule 12b-1 Plan and any distribution or service agreement may be terminated by a Fund at any time, without any penalty, by such Trustees or by a vote of a majority of the Fund's outstanding shares on written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

         In approving each Rule 12b-1 Plan, the Board of Trustees has determined that differing distribution arrangements in connection with the sale of new shares of a Fund are necessary and appropriate to meet the needs of different potential investors. Therefore, the Board of Trustees, including those Trustees who are not interested persons of the Trust, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of each Fund will benefit such ING Funds and their respective shareholders.

         Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Trustees who are not interested persons of the Trust, cast in person at a meeting called for the purpose of voting on any such amendment.

         The Distributor is required to report in writing to the Board of Trustees at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.

         Under the Rule 12b-1 Plans, the Funds spent the following amounts for the fiscal year ended March 31, 2002:

  DISTRIBUTION EXPENSES                CLASS A      CLASS B         CLASS C        CLASS M       CLASS Q    CLASS T
GNMA INCOME FUND
Advertising                          $    6,585    $      723     $       752    $       468    $     600  $     120
Printing                                125,114        13,736          14,283          8,890       11,401      2,285
Salaries & Commissions                  780,951        85,736          89,156         55,492       71,167     14,262
Broker Servicing                        980,633       107,658         111,952         69,680       89,363     17,909
Miscellaneous                           944,462       103,687         107,823         67,110       86,067     17,248
TOTAL                                 2,837,745       311,540         323,966        201,640      258,598     51,824
HIGH YIELD OPPORTUNITY FUND
Advertising                          $      583    $    1,236     $       511            N/A    $      14  $     216
Printing                                 11,071        23,489           9,704            N/A          273      4,113
Salaries & Commissions                   68,723       145,812          60,236            N/A        1,697     25,530
Broker Servicing                        169,333       359,279         148,420            N/A        4,181     62,904
Miscellaneous                            55,841       118,480          48,945            N/A        1,379     20,744
TOTAL                                   305,551       648,296         267,816            N/A(1)     7,544    113,507
STRATEGIC BOND FUND
Advertising                          $      587    $      139     $       129            N/A    $       5        N/A
Printing                                 11,150         2,649           2,452            N/A           96        N/A
Salaries & Commissions                   67,245        15,976          14,786            N/A          581        N/A
Broker Servicing                        114,093        27,106          25,088            N/A          985        N/A
Miscellaneous                            56,095        13,327          12,335            N/A          484        N/A
TOTAL                                   249,170        59,197          54,790            N/A        2,151        N/A
MONEY MARKET FUND
Advertising                          $    1,338    $      393     $       366            N/A          N/A        N/A
Printing                                 25,428         7,463           6,948            N/A          N/A        N/A
Salaries & Commissions                  169,113        49,635          46,206            N/A          N/A        N/A
Broker Servicing                        166,086        48,747          45,379            N/A          N/A        N/A
Miscellaneous                            76,767        22,531          20,975            N/A          N/A        N/A
TOTAL                                   438,732       128,769         119,874            N/A          N/A        N/A
NATIONAL TAX-EXEMPT BOND FUND
Advertising                          $      726    $       29     $        16            N/A          N/A        N/A
Printing                                 13,799           558             301            N/A          N/A        N/A
Salaries & Commissions                   82,851         3,349           1,810            N/A          N/A        N/A
Broker Servicing                         64,922         2,624           1,418            N/A          N/A        N/A
Miscellaneous                            39,312         1,589             859            N/A          N/A        N/A
TOTAL                                   201,610         8,149           4,404            N/A          N/A        N/A
INTERMEDIATE BOND FUND
Advertising                          $      669    $       93     $       119            N/A          N/A        N/A
Printing                                 12,719         1,759           2,265            N/A          N/A        N/A
Salaries & Commissions                   79,034        10,932          14,077            N/A          N/A        N/A
Broker Servicing                         73,776        10,205          13,141            N/A          N/A        N/A
Miscellaneous                            93,966        12,997          16,737            N/A          N/A        N/A
TOTAL                                   260,164        35,986          46,339            N/A          N/A        N/A
HIGH YIELD BOND FUND
Advertising                          $      483    $      206     $       118            N/A          N/A        N/A
Printing                                  9,174         3,917           2,233            N/A          N/A        N/A
Salaries & Commissions                   55,755        23,805          13,572            N/A          N/A        N/A
Broker Servicing                        113,782        48,580          27,698            N/A          N/A        N/A
Miscellaneous                            27,512        11,746           6,697            N/A          N/A        N/A
TOTAL                                   206,706        88,254          50,318            N/A          N/A        N/A
CLASSIC MONEY MARKET FUND
Advertising                          $    8,862    $      457     $       226            N/A          N/A        N/A
Printing                                168,372         8,692           4,297            N/A          N/A        N/A
Salaries & Commissions                1,014,777        52,387          25,897            N/A          N/A        N/A
Broker Servicing                      1,269,234        65,524          32,391            N/A          N/A        N/A
Miscellaneous                          486, 905        25,136          12,426            N/A          N/A        N/A
TOTAL                                 2,948,150       152,196          75,237            N/A          N/A        N/A

(1) Class M shares commenced operations on May 20, 2002

SHAREHOLDER SERVICING REPRESENTATIVE

         ING Funds Services, an affiliate of the Investment Adviser, serves as Shareholder Servicing Representative for the ING Funds. The Shareholder Servicing Representative is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Servicing Representative a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

OTHER EXPENSES

         In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees; proxy solicitation costs; and the compensation of Trustees who are not affiliated with the Investment Adviser. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

                                 CODE OF ETHICS

         The ING Funds, the Investment Adviser and the Distributor have adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the ING Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear all security transactions with the ING Funds' Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.


             SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS


DIVERSIFICATION

         Each Fund is "diversified" within the meaning of the 1940 Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% (100% in the case of the Money Market Funds) of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).


INVESTMENTS, INVESTMENT STRATEGIES AND RISKS

The table on the following pages identifies various securities and investment techniques used by ING Investments, and Sub-Advisers where applicable in managing the ING funds described in this Statement of Additional Information. The table has been marked to indicate those securities and investment techniques that ING Investments and the Sub-Advisers may use to manage a Fund. A Fund may use any or all of these techniques at any one time, and the fact that a Fund may use a technique does not mean that the technique will be used. A Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. There can be no assurance that any of the Funds will achieve their investment objectives. The Fund's investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus. Where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                                                                                                         NAT'L TAX
     ASSET CLASSES/ INVESTMENT           GNMA INCOME     HIGH YIELD     HIGH YIELD     INTERMEDIATE     EXEMPT BOND     STRATEGIC
            TECHNIQUES                       FUND        BOND FUND      OPP. FUND       BOND FUND          FUND         BOND FUND
EQUITIES
  Common Stock (1)                                            X              X              X               X              X
  Convertible Securities (2)                                  X              X              X                              X
  Preferred Stock (2)                                         X              X              X               X              X
  Synthetic Convertible Securities                                           X                                             X
FOREIGN INVESTMENTS
  ADRs / EDRs                                                 X              X              X                              X
  Eurodollar Convertible                                                     X                                             X
     Securities (3)
  Eurodollar/Yankee Dollar                                    X              X              X               X              X
  Instruments
  Foreign Currency Exchange                                   X              X              X               X              X
  Transactions
  Foreign Mortgage Related                                                   X                                             X
     Securities (10)
  Foreign and Emerging Market                                 X              X              X               X              X
  Securities
FIXED INCOME
  ARMS (11)                                    X              X                             X
  Corporate Debt Securities                                   X              X              X               X              X
  Floating or Variable Rate                    X              X              X              X               X              X
     Instruments
  GICs (17)                                                   X                             X               X              X
  GNMA Certificates (22)                       X                                                                           X
  High Yield Securities (7)                                   X              X                                             X
  Mortgage Related Securities (9)              X              X              X              X                              X
  Municipal Securities (5, 6)                                 X              X              X               X              X
  Short-Term Investments                       X              X              X              X               X              X
    Savings Association                                                      X                                             X
      Obligations (4)
  Short-Term Municipal Lease                                                 X                                             X
  Obligations (6)
  Subordinated Mortgage Securities                                           X
  Interest/Principal Only Stripped                                           X
       Mortgage Backed Securities
  Tax Exempt Ind Dev Bonds &                                                 X                                             X
       Pollution Control Bonds (6)
  United States Government                     X              X              X              X               X              X
       Securities
OTHER INVESTMENTS
  Asset Backed Securities (non-                               X              X              X                              X
      mortgage)

                                                                                                         NAT'L TAX
     ASSET CLASSES/ INVESTMENT           GNMA INCOME     HIGH YIELD     HIGH YIELD     INTERMEDIATE     EXEMPT BOND     STRATEGIC
            TECHNIQUES                       FUND        BOND FUND      OPP. FUND       BOND FUND          FUND         BOND FUND
  Banking Industry Obligations                                X              X              X               X              X
  Derivatives (13)                             X              X              X              X               X              X
    Dealer Options                                            X              X              X                              X
    Financial Futures Contracts                               X              X              X                              X
    and Related Options (24)
    Foreign Currency Options                                  X              X              X                              X
    Forward Currency Contracts (14)                           X              X              X                              X
    Forward Foreign Currency                                  X              X              X                              X
    Contracts (23)
    Index-, Currency-, and Equity-                                           X                                             X
    Linked Debt Securities
    Options on Futures                                        X              X              X                              X
    Over the Counter Options                                  X              X              X                              X
    Put and Call Options                                      X              X              X                              X
    Stock Index Options                                       X              X              X                              X
    Straddles
    Warrants (2)                                              X              X              X                              X
  Other Investment Companies (16)              X              X              X              X               X              X
  Private Funds                                               X
  Securities of Companies with                                               X
    Limited Operating Histories
  Real Estate Securities                       X
  Restricted and Illiquid                                     X              X              X               X              X
    Securities (15)
  TBA Sale Commitments                                                       X                                             X
  Zero Coupon and Pay-In-Kind (12)                            X              X              X               X              X
INVESTMENT TECHNIQUES
  Borrowing (21)                                              X              X              X               X              X
  Lending of Portfolio Securities (20)                        X              X              X               X              X
  Portfolio Hedging                            X              X              X              X               X              X
  Repurchase Agreements (18)                   X              X              X              X               X              X
  Reverse Repurchase Agreements and            X              X              X              X               X              X
    Dollar Rolls (19)
  Securities, Interest Rate and                               X              X              X                              X
    Currency Swaps
  Short Sales                                                 X              X              X                              X
  Temporary Defensive & Short-Term             X              X              X              X               X              X
    Positions
  When-Issued Securities and                   X              X              X              X               X              X
    Delayed-Delivery Transactions (8)

1 Each Fund, except GNMA Income Fund and Money Market Fund, may invest in common and preferred stock according to the Investment Strategy in the prospectus. That Investment Strategy may be modified by the Fund's Fundamental Investment Restrictions contained in this Statement of Additional Information following this Supplemental Description of Fund Investments and Risk.

2 Each Fund, except GNMA Income Fund, National Tax-Exempt Bond Fund, and the Money Market Fund, may invest in convertible securities according to the Investment Strategy in the prospectus. That Investment Strategy may be modified by the Fund's Fundamental Investment Restrictions contained in this Statement of Additional Information following this Supplemental Description of Fund Investments and Risk.

3 Each Fund may invest up to 15% of its total assets in convertible securities, taken at market value, in Eurodollar Convertible Securities that are convertible into foreign equity securities, which are not listed or represented by ADRs listed on the NYSE or American Stock Exchange. High Yield Opportunity and Strategic Bond Funds may invest without limitation in Eurodollar Convertible Securities that are convertible into foreign equity securities listed or represented by ADRs listed on either exchange or converted into publicly traded common stock of U.S. companies, and Eurodollar Convertible Securities which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and convertible into equity securities of the same or different issuer.

4     Money Market Funds may also invest in Savings Associations Obligations.

5 Strategic Bond Fund and High Yield Opportunity Fund may purchase insured municipal debt - see further description in Supplemental Description of Fund Investments and Risks.

6 Strategic Bond and High Yield Opportunity Funds may invest in Industrial Development and Pollution Control Bonds, Municipal Lease Obligations, and Short-Term Municipal Obligations - see further description in Supplemental Description of Fund Investments and Risks.

7 High Yield Opportunity and High Yield Bond Funds may invest in high-yield securities predominantly (at least 80% of their assets). Strategic Bond Fund may invest up to 40% of its assets in high-yield securities.

8 Each Fund, except money market funds, may purchase or sell securities on a when-issued (for the purposes of acquiring portions of securities and use for purpose of leverage) or a delayed delivery basis (generally 15 to 45 days after the commitment is made). Each Fund, except GNMA Income Fund and Lexington Money Market Trust, may enter into forward commitments. High Yield Opportunity and Strategic Bond Funds may not purchase when-issued or enter into firm commitments if, as a result, 15% of that Fund's net assets would be segregated to cover such securities.

9 GNMA Income and National Tax-Exempt Bond Funds may not invest in mortgage backed securities and other types of mortgage related securities - see Supplemental Description of Fund Investments and Risks. High Yield Opportunity, Strategic Bond and Money Market Fund may invest in foreign mortgage-related securities.

10    Money market funds may also invest in foreign mortgage related securities.

11    Classic Money Market Fund may also invest in ARMS

12 High Yield Opportunity Fund will limit its investments to 35% of its respective net assets.

13 A Fund may not purchase or sell options if more than 25% of its net assets would be hedged. A Fund may write covered call options and secured put options to seek to generate income or lock in gains up to 25% of its net assets.

14 No Fund will purchase or sell futures if, immediately thereafter, more than 25% or its net assets would be hedged. Strategic Bond, High Yield Opportunity, High Yield Bond and Intermediate Bond Funds may enter into forward currency contracts in anticipation of changes in currency exchange rates.

15 Lexington Money Market Trust may not invest more than 5% of its net assets, Money Market Fund and Classic Money Market Fund may not invest more than 10% of their net assets, and other Funds may not invest more than 15% of their net assets in illiquid securities, measured at the time of investment.

16 Each Fund, except Lexington Money Market Trust, may invest in other investment companies. Each Fund may not (i) invest more than 10% of its total assets in other investment companies, (ii) invest more than 5% of its total assets in any one underlying fund, or (iii) purchase greater than 3% of the total outstanding securities of any one investment company. A Fund, except Money Market Fund, may make indirect foreign investments through other investment companies that have comparable investment objectives and policies as that Fund.

17 GICs are considered illiquid, therefore, together with other instruments invested by a Fund, which are not readily marketable, may not exceed 15% (10% in the case of Classic Money Marker Fund) of a Fund's net assets.

18 Lexington Money Market Trust will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements would exceed 10% of the total assets of the Lexington Money Market Trust. GNMA Income Fund may invest in repurchase agreements secured by securities issued or guaranteed by the U.S. Government (including Treasury Bills, Notes or Bonds) or GNMA Certificates.

19 Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets.

20 Each Fund, except GNMA Income Fund, may lend portfolio securities in an amount up to 33 1/3% of its total asset to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. High Yield Opportunity, Strategic Bond, and Money Market Funds may lend securities only to financial institutions such as banks, broker-dealers or other recognized institutional investors, in amounts up to 30% of the Fund's total assets.

21 Strategic Bond and High Yield Opportunity Funds may each borrow up to 20% of its total assets for temporary, extraordinary or emergency purposes. These Funds may borrow through reverse repurchase agreements and other techniques, but all borrowings cannot exceed 1/3 of the total assets. Money Market Fund may borrow up to 5% if its total assets. Lexington Money Market Trust, High Yield Bond, Intermediate Bond, National Tax-Exempt Bond and Classic Money Market Funds may borrow from banks up to 1/3 for temporary or emergency purposes.

22 GNMA Income Fund will purchase "modified pass through" type GNMA Certificates. GNMA Income Fund may purchase construction loan securities. GNMA Income Fund will use principal payments to purchase additional GNMA Certificates or other governmental guaranteed securities. The balance of GNMA Income Fund's assets will be invested in other securities issued or guaranteed by the U.S. Government, including Treasury Bills, Notes or Bonds. GNMA Income Fund may also invest in repurchase agreements secured by such U.S. Government securities or GNGMA Certificates. See Supplemental Description of Fund Investments and Risks.

23 Strategic Bond, High Yield Opportunity, Intermediate Bond, and High Yield Bond Funds may buy or sell put and call options on foreign currencies.

24 The Funds (except National Tax-Exempt Bond Fund, GNMA Income Fund, and the Money Market Funds) may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities that it intends to purchase.

EQUITY INVESTMENTS


COMMON STOCK, PREFERRED STOCK, CONVERTIBLE SECURITIES AND OTHER EQUITY
SECURITIES

         COMMON STOCKS represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Such investments will be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

         A CONVERTIBLE SECURITY is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

         PREFERRED STOCK, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         The market value of CONVERTIBLE DEBT SECURITIES tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds, because the Funds purchase such securities for their equity characteristics.

         ""SYNTHETIC" CONVERTIBLE securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P, and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.



FOREIGN INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS

         Securities of foreign issuers may take the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

EURODOLLAR CONVERTIBLE SECURITIES

         Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Each Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

         EURODOLLAR INSTRUMENTS are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. YANKEE DOLLAR INSTRUMENTS are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See "Foreign and Emerging Market Securities."

FOREIGN AND EMERGING MARKET SECURITIES

         Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

         As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

         Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the Fund, since the Fund's investment objective is to seek long-term capital appreciation and any income earned by the Fund should be considered incidental. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more-developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

         INTERNATIONAL DEBT SECURITIES - International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American

Depository Receipts. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.

         In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

         Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

         Restrictions on Foreign Investments - Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

         The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

         Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

         In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS - Because the Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Code.

     FOREIGN BANK OBLIGATIONS - Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

           SOVEREIGN DEBT SECURITIES - Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which these Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities.

         Brady Bonds - Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay and Venezuela, and may be issued by other emerging countries.

FIXED INCOME INVESTMENTS

ADJUSTABLE RATE MORTGAGE SECURITIES

         Adjustable rate mortgage securities (ARMS) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

         The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

         Two main categories of indices serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

CORPORATE DEBT SECURITIES

         Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

FLOATING OR VARIABLE RATE INSTRUMENTS

         The Funds may acquire floating or rate instruments. Credit rating agencies frequently do not rate such instruments; however, the Investment Adviser will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved if the issuer of the instrument defaults on its payment obligation or during periods in which the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

GUARANTEED INVESTMENT CONTRACTS

         Certain Funds may invest in Guaranteed Investment Contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% (10% in the case of Classic Money Market Fund) of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

GNMA CERTIFICATES

         GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration (FHA) or Farmers' Home Administration (FMHA) or guaranteed by the Veterans Administration (VA). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government.

         GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. "Modified pass through" type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment.

         GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

         GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.

         GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

         Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which the Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

         The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

         Construction loan securities are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

         GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS - GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by GNMA Income Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When the Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of GNMA Certificates on a when-issued basis. The Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. The Fund may earn interest on such account or securities for the benefit of shareholders.

HIGH YIELD SECURITIES

         High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

         High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

         The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

         Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

         The medium- to lower-rated and unrated securities in which a Fund invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include.

         High Yield Bond Market - A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

         Sensitivity to Interest Rate and Economic Changes - High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade bonds. Conversely, when interest rates fall high yield bonds tend to underperform Treasury and investment grade bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

         The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by the Funds defaults, the Funds may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Funds' net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

         Payment Expectations - High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

         Liquidity and Valuation Risks - Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high yield securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund's Board of Trustees to value or sell high yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities more than other securities, especially in a thinly traded market. To the extent a Fund owns illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

         Taxation - Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

         Limitations of Credit Ratings - The credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of a Fund's investment objective may be more dependent on the Investment Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Investment Adviser continually monitors the investments in the Funds' portfolios and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Funds may retain a security whose rating has been changed.

         Congressional Proposals - New laws and proposed new laws may negatively affect the market for high yield securities. As examples, recent legislation requires federally insured savings and loan associations to divest themselves of their investments in high yield securities, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high yield securities. Any such proposals, if enacted, could have negatively affect the Funds' net asset values.

MORTGAGE-RELATED SECURITIES

         . These Funds may invest in U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Association ("FHLMC"). These instruments might be considered derivatives.

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
The primary risk of these instruments is the risk that their value will change with changes in interest rates and prepayment risk.

         One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred.

         "Pass-through" certificates, such as those issued by GNMA, entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. A major governmental guarantor of pass-through certificates is GNMA. GNMA guarantees, with the full faith and credit of the U.S. government, the timely payments of principal and interest on securities issues by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers backed by pools of FHA-insured or VA-guaranteed mortgages). Other government guarantors (but not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

         The prices of high coupon U.S. Government agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.

         The Funds may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

         It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Investment Adviser may, consistent with the Funds' investment objectives, policies and restrictions, consider making investments in such new types of securities.

         Other types of mortgage-related securities in which the Funds (except GNMA Income Fund and National Tax-Exempt Bond Fund) may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities.

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
The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

         CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Funds) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, the Funds (except GNMA Income Fund and National Tax-Exempt Bond
Fund) may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that
(a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and
(d) are not registered or regulated under the 1940 Act as investment companies.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

         SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the Investment Adviser or a Sub-Adviser under guidelines and standards established by the Board of Trustees. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

         Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest -only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

         Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

MUNICIPAL SECURITIES

         Municipal securities are debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

         In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

         The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

         Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

         Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

         Moral Obligation Securities - Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

         INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS - These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

         Municipal Lease Obligations - These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

         The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

         SHORT-TERM MUNICIPAL OBLIGATIONS - These securities include the following:

         Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

         Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

         Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.


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
         Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

         Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SHORT-TERM INVESTMENTS

         The Funds, as indicated, may invest in the following securities and instruments:

         Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits - The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. Lexington Money Market Trust may acquire certificates of deposit and bankers' acceptances meeting the requirements set forth under "Investment Strategies and Risks" in the Lexington Money Market Trust's Prospectus.

         A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates, which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions and exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

         In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

         Savings Association Obligations - Certain Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

         Commercial Paper, Short-Term Notes and Other Corporate Obligations - The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

         Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-l" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Investment Adviser or Sub-Adviser to be of comparable quality.

         Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

U.S. GOVERNMENT SECURITIES

         The Funds may invest in U.S. Government securities, which include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself if the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

RISKS OF INVESTING IN DEBT SECURITIES

         There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields.

         Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from Standard and Poor's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the Investment Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher-rated bonds.



OTHER INVESTMENTS


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
ASSET BACKED SECURITIES

         The non-mortgage-related asset-backed securities in which each Fund may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. Government and may or may not be secured.

         The credit characteristics of asset-backed securities differ from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

BANKING INDUSTRY OBLIGATIONS

         Each Fund may invest in banking industry obligations, including certificates of deposit, bankers' acceptances and fixed time deposits. The Funds will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

DERIVATIVES

         Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

         Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

         Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

OPTIONS ON SECURITIES AND SECURITIES INDICES

         Purchasing Put and Call Options - Certain Funds are authorized to purchase put and call options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to various stock indices subject to certain restrictions. Put and call options are derivative securities traded on United States and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia

Stock Exchange, Pacific Stock Exchange and New York Stock Exchange. Except as indicated in "Non-Hedging Strategic Transactions," the Funds will engage in trading of such derivative securities exclusively for hedging purposes.

         If a Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser or Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund holds a stock which the Investment Adviser or Sub-Adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, is the amount by which the Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Fund realizes on the sale of the securities.

         If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If a Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund realizes on the cover of the short position in the security.

         Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Funds generally will purchase only those options for which the Investment Adviser or Sub-Adviser believes there is an active secondary market to facilitate closing transactions.

         Writing Call Options - Strategic Bond, High Yield Opportunity, Intermediate Bond, and High Yield Bond Funds may write covered call options. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

         Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction allows the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security. A Fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund realizes a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, appreciation of the underlying security owned by the Fund generally offsets, in whole or in part, any loss to the Fund resulting from the repurchase of a call option.

         The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

         STOCK INDEX OPTIONS - Strategic Bond, High Yield Opportunity, Intermediate Bond and High Yield Bond Funds may also purchase put and call options with respect to the Standard and Poor's 500 Composite Stock Price Index ("S&P 500 Index") and other stock indices. The Funds may purchase such options as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.

         The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the

Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds purchase put or call options only with respect to an index which the Investment Adviser or Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

         Risks of Investing in Options - There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

         In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

         Limits on Use of Options - A Fund may not purchase or sell options if more than 25% of its net assets would be hedged. The Funds may write covered call options and secured put options to seek to generate income or lock in gains on up to 25% of their net assets.

         DEALER OPTIONS - The Funds indicated above may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

         Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

         The Staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

         FOREIGN CURRENCY OPTIONS - A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. These Funds use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.

         As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

         FORWARD CURRENCY CONTRACTS - A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

         These Funds may invest in futures contracts and in options on futures contracts as a hedge against changes in market conditions or interest rates. As a general rule, no Fund will purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

         A Fund could purchase a financial futures contract to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

         A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500 Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

         An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

         In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U. S. Government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

         The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

         Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

         The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

         Limitations on Futures Contracts and Related Options - The Funds may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities that it intends to purchase. High Yield Opportunity and Strategic Bond Funds may not purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. Those Funds also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

         The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

         Risks Relating to Options and Futures Contracts - The purchase of options involves certain risks. If a put option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively.

         There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.


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
         The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

         The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, because from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

         Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN CURRENCY FUTURES CONTRACTS

         A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Euro. Other foreign currency futures contracts are likely to be developed and traded in the future. The Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

         There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

         To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Investment Adviser or Sub-Adviser believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

         When futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by the Investment Adviser or Sub-Adviser may still not result in a successful hedging transaction over a very short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


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         Successful use of futures by a Fund depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund hedges against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

         In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, a Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

INDEX-, CURRENCY- AND EQUITY-LINKED SECURITIES

         "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. Strategic Bond Fund and High Yield Opportunity Fund may also invest in "equity-linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

         Index and currency-linked securities are derivative instruments which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid. See "Illiquid Securities" below.

STRADDLES

         Generally, the hedging transactions undertaken by a Fund may result in "STRADDLES" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must

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be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

WARRANTS

         A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein). As a matter of operating policy, High Yield Opportunity Fund, Strategic Bond and Money Market Fund will invest no more than 5% of its net assets in warrants.

OTHER INVESTMENT COMPANIES

         Each Fund may not (i) invest more than 10% of its total assets in Underlying Funds, (ii) invest more than 5% of its total assets in any one Underlying Fund, or (iii) purchase greater than 3% of the total outstanding securities of any one Underlying Fund. A Fund may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as that Fund. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

         Investment Companies that Invest in Senior Loans - Certain Funds may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes ("Senior Loans"). Senior Loans in most circumstances are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

         Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

         Senior Loans usually include restrictive covenants which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

         Credit Risk - Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.


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         In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

         Collateral - Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized.

         Limited Secondary Market - Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a Fund's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

         Hybrid Loans - The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With Hybrid Loans, a Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

         Subordinated and Unsecured Loans - Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

         There are some potential disadvantages associated with investing in other investment companies. For example, you would indirectly bear additional fees. The Underlying Funds pay various fees, including, management fees, administration fees, and custody fees. By investing in those Underlying Funds indirectly, you indirectly pay a proportionate share of the expenses of those funds (including management fees, administration fees, and custodian fees), and you also pay the expenses of the Fund.


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PRIVATE FUNDS

         U.S. or foreign private limited partnerships or other investment funds are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

REAL ESTATE SECURITIES

         Real estate securities include real estate investment trusts ("REITs") and other real estate industry operating companies ("REOCs"). For purposes of a Fund's investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Funds will not invest directly in real estate, a Fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

         REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger-company securities.

         Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to

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reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

RESTRICTED AND ILLIQUID SECURITIES

         Each Fund may invest in a restricted security or an illiquid security if the Investment Adviser or a Sub-Adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

         Because of the nature of these securities, a considerable period of time may elapse between a Fund's decision to dispose of these securities and the time when a Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Trust's Board of Trustees.

         Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under a Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. Lexington Money Market Trust may not invest more than 5% of its net assets, Money Market Fund and Classic Money Market Fund may not invest more than 10% of their assets, and the other Funds may not invest more than 15% of their net assets in illiquid securities, measured at the time of investment. Each Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of a Fund are registered for sale.

TO BE ANNOUNCED SALE COMMITMENTS

         Certain Funds may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the

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commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

ZERO COUPON AND PAY-IN-KIND SECURITIES

         ZERO COUPON, or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

         PAY-IN-KIND securities are securities that pay interest or dividends through the issuance of additional securities. A Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Fund until the cash payment date or the securities mature. Under certain circumstances, a Fund could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

         The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

INVESTMENT TECHNIQUES

BORROWING

         The Fund may borrow from banks. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

         When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

         Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.


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LENDING OF PORTFOLIO SECURITIES

         In order to generate additional income, each Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Adviser. High Yield Opportunity Fund, Strategic Bond Fund and Money Market Fund may lend securities only to financial institutions such as banks, broker-dealers and other recognized institutional investors in amounts up to 30% of the Funds' total assets. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. The Funds might experience a loss if the financial institution defaults on the loan.

         The borrower at all times during the loan must maintain with the Funds cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

PORTFOLIO HEDGING

         Certain Funds may hedge against changes in financial markets, currency rates and interest rates. Those Funds may hedge with "derivatives." Derivatives are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. There can be no assurances that a Fund will be employing a hedging transaction at any given time, or that any hedging transaction actually used will be successful. Although a Fund may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Fund than if it did not hedge. If the Fund does not correctly predict a hedge, it may lose money. In addition, each Fund pays commissions and other costs in connection with hedging transactions.

         Risks Associated With Hedging Transactions.

         Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.


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         In addition, the Fund pays commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

         Risks of Hedging Transactions Outside the United States.

         When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.

REPURCHASE AGREEMENTS

         Repurchase agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. To mitigate this risk, each Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS

         Each Fund may enter into reverse repurchase agreement transactions. Such transactions involve the sale of U.S. Government securities held by a Fund, with an agreement that a Fund will repurchase such securities at an agreed upon price and date. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees


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and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

         In order to enhance portfolio returns and manage prepayment risks certain Funds may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

         Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SECURITIES, INTEREST RATE AND CURRENCY SWAPS

         SECURITIES SWAPS - Securities swaps is a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. A Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

         INTEREST AND CURRENCY SWAPS. Certain Funds may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors, and may enter into currency swap cap transactions. An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If a Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.


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
         A Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Investment Adviser or Sub-Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps, and caps and floors purchased by a Fund are considered to be illiquid assets.

         Interest Rate Swaps - As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

         Cross-Currency Swaps - A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

         Swap Options - A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to a swap option is said to own a call.

         Caps and Floors - An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

         Risks Associated with Swaps - The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with

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
such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, a Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, a Fund might be unable to obtain its expected benefit. In addition, while each Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

         Non-Hedging Strategic Transactions - A Fund's options, futures and swap transactions will generally be entered into for hedging purposes -- to protect against possible changes in the market values of securities held in or to be purchased for a Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect a Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. However, in addition to the hedging transactions referred to above, Strategic Bond Fund may enter into options, futures and swap transactions to enhance potential gain in circumstances where hedging is not involved. A Fund's net loss exposure resulting from transactions entered into for each purpose will not exceed 5% of the Fund's net assets at any one time and, to the extent necessary, a Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps."

SHORT SALES

         Certain Funds may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box") and short sales of securities which they do not own or have the right to acquire.

         In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

         Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty

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
purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

         If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

         A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

         In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Trust's Board of Trustees has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

         The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

         Each Fund may invest in certain short-term, high-quality debt instruments and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the Investment Adviser's or Sub-Adviser's determination to do so within the investment guidelines and policies of each Fund; (iii) to permit the Fund to meet redemption requests; and (iv) to take a temporary defensive position. A Fund for which the investment objective is capital appreciation may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.

         Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest include (i) short-term

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
obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities;
(iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Funds will normally invest in short-term instruments that do not have a maturity of greater than one year.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

         In order to secure prices or yields deemed advantageous at the time certain Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. Certain Funds may also enter into FORWARD COMMITMENTS. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, a Fund may realize a capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

         When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

         The Investment Policies stated above are fundamental and may not be changed without shareholder approval. The Fund may not invest in securities other than the types of securities listed above and is subject to other specific restrictions as detailed under "Investment Restrictions" below.


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
                             INVESTMENT RESTRICTIONS

         All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

INVESTMENT RESTRICTIONS - GNMA INCOME FUND

         The following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or
(b) more than 50% of the outstanding shares. Under these investment restrictions, the Fund may not:

         (1)      Issue senior securities;

         (2)      Borrow money;

         (3)      Underwrite securities of other issuers;

         (4) Concentrate its investments in a particular industry to an extent greater than 25% of its total assets, provided that such limitation shall not apply to securities issued or guaranteed by the U.S. Government or its agencies;

         (5) Purchase or sell real estate, commodity contracts or commodities (however, the Fund may purchase interests in GNMA mortgage-backed certificates);

         (6) Make loans to other persons except: (a) through the purchase of a portion or portions of an issue or issues of securities issued or guaranteed by the U.S. Government or its agencies, or (b) through investments in "repurchase agreements" (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short period), provided that no more than 10% of the Fund's assets may be invested in repurchase agreements which mature in more than seven days;

         (7) Purchase the securities of another investment company or investment trust, except in the open market and then only if no profit, other than the customary broker's commission, results to a sponsor or dealer, or by merger or other reorganization;

         (8) Purchase any security on margin or effect a short sale of a security;

         (9) Buy securities from or sell securities (other than securities issued by the Fund) to any of its officers, directors or its investment adviser, as principal;

         (10) Contract to sell any security or evidence of interest therein, except to the extent that the same shall be owned by the Fund;

         (11) Purchase or retain securities of an issuer when one or more of the officers and directors of the Fund or of the Adviser, or a person owning more than 10% of the stock of either, own beneficially more than 1/2 of 1% of the securities of such issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

         (12) Invest more than 5% of its total assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies), except that such restriction shall not apply to 25% of the Fund's portfolio so long as the net asset value of the portfolio does not exceed

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
                  $2,000,000;

         (13) Purchase any securities if such purchase would cause the Fund to own at the time of purchase more than 10% of the outstanding voting securities of any one issuer;

         (14) Purchase any security restricted as to disposition under Federal securities laws;

         (15) Invest in interests in oil, gas or other mineral exploration or development programs; or

         (16)     Buy or sell puts, calls or other options.

         The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in GNMA certificates. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS - HIGH YIELD OPPORTUNITY FUND, STRATEGIC BOND FUND AND MONEY MARKET FUND

         The Funds have adopted the following fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the appropriate Fund (as defined in the 1940 Act).

         The investment objective of each Fund is a fundamental policy. In addition, the Funds may not:


         (1) Invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies and instrumentalities.


         (2) Purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.


         (3) Invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies and instrumentalities or to investments by Money Market Fund in obligations of domestic branches of U.S. banks and U.S. branches of foreign banks which are subject to the same regulation as U.S. banks.


         (4) Purchase or sell real estate. However, a Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.

         (5) Make loans of money, except that a Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. Each Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets. This restriction does not apply to Money Market Fund.


         (6) Borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the 1940 Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund's total assets at the time of the borrowing. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law.


         (7) Pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Funds from engaging in options, futures and foreign currency transactions, and shall not apply to Money Market Fund.

         (8) Underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

         (9) Invest more than 15% (10% in the case of Money Market Fund) of the value of its net assets in securities that at the time of purchase are illiquid.

         (10) Purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

         (11) Engage in short sales (other than Strategic Bond and High Yield Opportunity Funds), except that a Fund may use such short-term credits as are necessary for the clearance of transactions.

         (12) Invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (b) in compliance with the 1940 Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

         (13) Issue senior securities, except that a Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Funds from engaging in short sales, options, futures and foreign currency transactions.

         (14) Enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

         (15) Purchase or write options on securities, except for hedging purposes (except in the case of

                  Strategic Bond Fund, which may do so for non-hedging purposes) and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets, (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets, (iii) not more than 25% of a Fund's net assets would be hedged, and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund. This restriction does not apply to Money Market Fund.

         For purposes of investment restriction number 5, the Funds consider the restriction to prohibit the Funds from entering into instruments that have the character of a loan, i.e., instruments that are negotiated on a case-by-case basis between a lender and a borrower. The Funds consider the phrase "publicly distributed debt instruments" in that investment restriction to include, among other things, registered debt securities and unregistered debt securities that are offered pursuant to Rule 144A under the Securities Act of 1933. As a result, the Funds may invest in such securities. Further, the Funds do not consider investment restriction number 5 to prevent the Funds from investing in investment companies that invest in loans.

         High Yield Opportunity Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in high yield, lower rated debt securities, which are commonly referred to as "junk bonds," and convertible securities rated below investment grade (i.e., lower than the four highest rating categories) by a nationally recognized statistical rating agency, or of comparable quality if unrated. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

         Strategic Bond Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its assets in bonds. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.



INVESTMENT RESTRICTIONS - LEXINGTON MONEY MARKET TRUST

         The following investment restrictions adopted by the Fund may not be changed without the affirmative vote of a majority (defined as the lesser of:
67% of the shares represented at a meeting at which 50% of outstanding shares are present, or 50% of outstanding shares) of its outstanding shares. The Fund may not:


         (1) Purchase any securities other than money market instruments or other debt securities maturing within two years of the date of purchase;

         (2) Borrow an amount which is in excess of one-third of its total assets taken at market value (including the amount borrowed); and then only from banks as a temporary measure for extraordinary or emergency purposes. The Fund will not borrow to increase income but only to meet redemption requests which might otherwise require undue disposition of portfolio securities. The Fund will not invest while it has borrowings outstanding;

         (3) Pledge its assets except in an amount up to 15% of the value of its total assets taken at market value in order to secure borrowings made in accordance with number (2) above;

         (4) Sell securities short unless at all times while a short position is open the Fund maintains a long position in the same security in an amount at least equal thereto;

         (5)      Write or purchase put or call options;

         (6) Purchase securities on margin except the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities;

         (7) Make investments for the purpose of exercising control or management;

         (8) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

         (9) Make loans to other persons, provided that the Fund may purchase money market securities or enter into repurchase agreements and lend securities owned or held by it as provided herein;

         (10) Lend its portfolio securities, except in conformity with the guidelines set forth below;

         (11) Concentrate more than 25% of its total assets, taken at market value at the time of such investment, in any one industry, except U.S. Government and U.S. Government agency securities and U.S. bank obligations;

         (12) Purchase any securities other than U.S. Government or U.S. Government agency securities, if immediately after such purchase more than 5% of its total assets would be invested in securities of any one issuer for more than three business days (taken at market value);

         (13) Purchase or hold real estate, commodities or commodity contracts;

         (14) Invest more than 5% of its total assets (taken at market value) in issues for which no readily available market exists or with legal or contractual restrictions on resale except for repurchase agreements;

         (15) Act as an underwriter (except as it may be deemed such as to the sale of restricted securities); or

         (16)     Enter into reverse repurchase agreements.

         Lending of Portfolio Securities - As stated in number (10) above, subject to guidelines established by the Fund's Board of Trustees and the SEC, the Fund, from time-to-time, may lend portfolio securities to brokers, dealers, corporations or financial institutions and receive collateral which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such collateral will be either cash or fully negotiable U. S. Treasury or agency issues. If cash, such collateral will be invested in short term securities, the income from which will increase the return to the Fund. However, a portion of such incremental return may be shared with the borrower. If securities, the usual procedure will be for the borrower to pay a fixed fee to the Fund for such time as the loan is outstanding. The Fund will retain substantially all rights of beneficial ownership as to the loaned portfolio securities including rights to interest or other distributions and will have the right to regain record ownership of loaned securities in order to exercise such beneficial rights. Such loans will be terminable at any time. The Fund may pay reasonable fees to persons unaffiliated with it in connection with the arranging of such loans.

INVESTMENT RESTRICTIONS - HIGH YIELD BOND FUND, INTERMEDIATE BOND FUND, NATIONAL TAX-EXEMPT BOND FUND, AND CLASSIC MONEY MARKET FUND

         The Funds have adopted the following investment restrictions that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting shares. Investment restriction number 9 is not a fundamental policy and may be changed by vote of a majority of the members of the Board of Trustees at any time. Each Fund, except as indicated, may not:


         (1) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of a Fund's total assets). For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

         (2) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

         (3) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or this SAI;

         (4) Invest in companies for the purpose of exercising control or management;

         (5) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         (6) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

         (7) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (8) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities;
                  (b) wholly owned finance companies will be considered to be in the industries of their parents; (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; (d) the Classic Money Market Fund will not be limited in its investments in obligations issued by domestic banks;

         (9) Invest more than 15%, 10% in the case of the Classic Money Market Fund, of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days' notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange); and

         (10) Purchase or sell commodities or commodity contracts except for stock futures contracts, interest rate futures contracts, index futures contracts, and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act.

         The National Tax-Exempt Bond Fund has also adopted a fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in debt obligations issued by states, territories, and possessions of the United States and the District of Columbia or their political subdivisions, agencies and instrumentalities, multi-state agencies or authorities the interest from which is, in the opinion of bond counsel for the issuer, exempt from federal tax.

         The National Tax-Exempt Bond Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities the interest of which is not a preference item for purposes of the federal alternative minimum tax.

         Intermediate Bond Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in bonds, including but not limited to corporate, government, and mortgage bonds, which, at the time of investment, are rated investment grade (for example, rated at least BBB by Standard and Poor's Rating Group or Baa by Moody's Investor Services) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

         The High Yield Bond Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of high yield (high risk) bonds. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                             PORTFOLIO TRANSACTIONS

         Each Investment Management Agreement or Sub-Advisory Agreement authorizes each Investment Adviser or Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for their respective Fund. In all purchases and sales of securities for the portfolio of a Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreements or Sub-Advisory Agreements, each Investment Adviser or Sub-Adviser determines, subject to the instructions of and review by the Board of Trustees, which securities are to be purchased and sold by the Funds and which brokers are to be eligible to execute portfolio transactions of a Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Adviser or a Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

         In placing portfolio transactions, the Investment Adviser or a Sub-Adviser will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. The Investment Adviser or a Sub-Adviser will seek to obtain the best commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to a Fund, the Investment Adviser, and/or a Sub-Adviser, and provide other services in addition to execution services. The Investment Adviser or a Sub-Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Adviser or a Sub-Adviser, to be useful in varying degrees, but of indeterminable value. Consistent with this policy, portfolio transactions may be executed by brokers affiliated with the ING Group or the Investment Adviser or a Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

         While it will continue to be the Funds' general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for a Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund, the Investment Adviser or a Sub-Adviser, even if the specific services were not imputed to the Fund and were useful to the Investment Adviser and/or a Sub-Adviser in advising other clients. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Adviser or a Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker.

         Purchases of securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

         Some securities considered for investment by a Fund may also be appropriate for other clients served by Investment Adviser or a Fund's Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients serviced by the Investment Adviser or Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Adviser's or Sub-Adviser's other clients in a manner deemed fair and reasonable by the Investment Adviser or Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Investment Adviser or a Sub-Adviser, and the results of such allocations, are subject to periodic review by the Board of Trustees. To the extent any of the Funds seek to acquire the same security at the same time, one or more of the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned.

         Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

         In purchasing and selling fixed income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While

ING Investments generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

         Brokerage commissions paid by each Fund for previous fiscal years/periods are as follows:

FUND                                          MARCH 31                                  JUNE 30
                                        2002             2001             2000            1999            1998
                                   ----------------------------------------------------------------------------
Strategic Bond Fund                $     1,327        $    3,870     $    11,424       $   3,257       $     0
Money Market Fund                            0                 0               0               0             0
High Yield Opportunity Fund             17,500                 0          27,105               0             0

FUND                                           MARCH 31                               DECEMBER 31
                                        2002             2001             2000            1999            1998
                                   ----------------------------------------------------------------------------
GNMA Income Fund                   $        0      $      0             $   0        $  60,939      $   34,516
Lexington Money Market Trust                0             0                 0                0              0

FUND                                           MARCH 31                                OCTOBER 31
                                        2002             2001             2000            1999            1998
                                    ---------------------------------------------------------------------------
National Tax-Exempt Bond Fund       $       0        $       0            N/A              N/A            N/A
Intermediate Bond Fund                      0              530          $     0            0              N/A
High Yield Bond Fund                        0                0                0            0              N/A
Classic Money Market Fund                   0                0                0            0              N/A


         During the fiscal year ended March 31, 2002, the Funds did not pay any brokerage commissions to affiliated persons.

         During the fiscal year ended March 31, 2002, of the total commissions paid, the Funds did not pay any amounts to firms which provided research, statistical or other services to the Investment Adviser. The Investment Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.

         During the fiscal year ended March 31, 2002, the following Funds (or their predecessor master funds) acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.

FUND                                                SECURITY DESCRIPTION                            MARKET VALUE
-----------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund         Goldman Sachs Group, 6.60%, due 01/15/12                              $    295,786
                               Lehman Brothers Holdings, Inc., 6.625%, due 01/18/12                       245,790
                               Morgan Stanley Capital, Inc., 7.02%, due 11/15/09                          417,109
                               Salomon Brothers Mortgage Securities, Inc. , 7.52%, due                    426,972
                               12/18/09

Strategic Bond Fund            Goldman Sachs Group, 6.625%, due 12/01/04                                  942,884

Money Market Fund              Goldman Sachs Group, 1.77%, due 04/01/02                                 1,500,000
                               Prudential Funding Corp. , 1.81%, due 05/07/02                           1,372,511
                               Salomon Smith Barney Holdings, Inc. , 1.84%, due 04/03/02                2,199,775

Classic Money Market           Morgan Stanley Dean Witter and Co., 1.79%, due 04/15/02                  4,996,519
                               Morgan Stanley Dean Witter and Co., 1.80%, due 05/13/02                  4,989,500

FUND                                                SECURITY DESCRIPTION                            MARKET VALUE
-----------------------------------------------------------------------------------------------------------------
                               Morgan Stanley Dean Witter and Co., 1.84%, due 05/16/02                  6,983,900
                               Salomon Smith Barney Holdings, 1.83%, due 05/16/02                       4,988,563
                               Merrill Lynch and Co., 2.07%, due 04/08/02                               5,000,361
                               Merrill Lynch and Co., 2.079%, due 05/31/02                              2,500,719
                               Merrill Lynch and Co., 4.30%, due 04/24/02                               5,000,000
                               Merrill Lynch and Co., 7.25%, due 07/26/02                               5,051,639

Lexington Money Market Trust   Goldman Sachs Group, 1.78%, due 05/01/02                                 1,897,182


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Prospectus under "Shareholder Guide." Shares of the Funds are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Trust's transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A and Class M Shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. An investor may exchange shares of a Fund for shares of the same class of any ING Fund, without paying any additional sales charge. Shares subject to a contingent deferred sales charge ("CDSC") will continue to age from the date that the original shares were purchased.

         Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

SPECIAL PURCHASES AT NET ASSET VALUE

         Class A or Class M Shares of the Funds may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A or Class M Shares of a Fund (or shares of other funds managed by the Investment Adviser in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

         Class A Shares of the Funds may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the ING Fund purchased.

         Additionally, Class A or Class M Shares of the Funds may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Trust (or the other open-end ING Funds) the Distributor may pay the selling firm 0.25% of the Offering Price.

         Shareholders of the Money Market Funds who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M Shares of other open-end ING Funds distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M Shares of a Fund at its current net asset value, without a sales charge.

         The officers, Trustees and bona fide full-time employees of the Trust and the officers, directors and full-time employees of the Investment Adviser, any Sub-Adviser, the Distributor, any service provider to a Fund or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Adviser or any Sub-Adviser, may purchase Class A or Class M Shares of a Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. The Trust may, under certain circumstances, allow registered investment adviser's to make investments on behalf of their clients at net asset value without any commission or concession.

         Class A or M Shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Adviser or from ING Prime Rate Trust.

         Class A or Class M Shares may also be purchased without a sales charge by (i) shareholders who have authorized the automatic transfer of dividends from the same class of another ING Fund distributed by the Distributor or from ING Prime Rate Trust; (ii) registered investment advisers, trust companies and bank trust departments investing in Class A Shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in one or more ING Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); (vi) any registered investment company for which the Investment Adviser serves as adviser; (vii) investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing in either (1) directly in any fund or through any unregistered separate account sponsored by Aetna Life Insurance and Annuity Company (ALIAC) or any successor thereto or affiliate thereof or (2) in a registered separate account sponsored by ALIAC or any successor thereto or affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability; and (viii) insurance companies (including separate accounts).

         The Funds may terminate or amend the terms of these sales charge waivers at any time.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION

         An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M Shares by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Adviser's funds (excluding Shares of the Money Market Funds) acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

         An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at ING Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

         If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

         The value of shares of the Fund plus shares of the other open-end funds distributed by the Distributor (excluding Shares of the Money Market Funds) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge apply to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform Gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisers, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

         The reduced sales charge also apply on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

         Shares of the Funds (excluding shares of the Money Market Funds) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

         For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Funds which impose a CDSC may be combined with Class A or Class M Shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

REDEMPTIONS

         Payment to shareholders for shares redeemed will be made within seven days after receipt by the Fund's Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund's shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

         Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

         Due to the relatively high cost of handling small investments, the Trust reserves the right, upon 30 days' written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

         Certain purchases of Class A Shares and most Class B, Class C and Class T Shares may be subject to a CDSC. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus.

         No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another fund managed by the Investment Adviser, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

         The CDSC or redemption fee will be waived for certain redemptions of Fund shares. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. For Class B and C shares, the CDSC will be waived for redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A Shares purchased in excess of $1 million, will also be waived for registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

REINSTATEMENT PRIVILEGE

         If you sell Class B, Class C or Class T Shares of an ING Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B, Class C and Class T Shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

EXCHANGES

         The following conditions must be met for all exchanges among the Funds:
(i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired shares will be registered to the same shareholder account as the shares to be surrendered (the "Exchanged Shares"); (iii) the Exchanged Shares must have been held in the shareholder's account for at least 30 days prior to the exchange;
(iv) except for exchanges into the Money Market Funds, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and
(v) a properly executed exchange request has been received by the Transfer
Agent.

         Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least 60 days in advance. It is the policy of ING to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, ING Investments reserves the right to reject any exchange request.

         If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers of 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

         You are not required to pay an applicable CDSC upon an exchange from any ING Fund into the ING Senior Income Fund. However, if you exchange into the ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original ING Fund.

CONVERSION OF CLASS B AND CLASS T SHARES

         A shareholder's Class B and Class T Shares will automatically convert to Class A Shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B and Class T Shares occurs, together with a pro rata portion of all Class B and Class T Shares representing dividends and other distributions paid in additional Class B and Class T Shares, except that Class B and Class T Shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase. The conversion of Class B and Class T Shares into Class A Shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling, if the Investment Adviser deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A, Class B, and Class T Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B and Class T Shares so converted will no longer be subject to the higher expenses borne by Class B and Class T Shares. The conversion will be effected at the relative net asset values per share of the applicable Classes.

DEALER COMMISSIONS AND OTHER INCENTIVES

         In connection with the sale of shares of the Funds, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price. In connection with the sale of Class A and Class M Shares, the Distributor will reallow to Authorized Dealers of record from the sales charge on such sales the following amounts:


AMOUNT OF TRANSACTION        DEALERS' RE-ALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
                                        CLASS A                        CLASS M
Less than $50,000                        % 4.25                         % 3.00
$50,000 - $99,999                         4.00                           2.00
$100,000 - $249,999                       3.00                           1.25
$250,000 - $499,000                       2.25                           1.00
$500,000 - $999,999                       1.75                           None
$1,000,000 and over                    See below                         None

         The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Classes A, B and C, at net asset value, which at the time of investment would have been subject to the imposition of a CDSC if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A Shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchases of Class A Shares that are subject to a CDSC:

AMOUNT OF TRANSACTION                DEALER COMMISSION AS A PERCENTAGE OF AMOUNT INVESTED
$1,000,000 to $2,499,000                                  %  1.00
$2,500,000 to $4,999,999                                     0.50
$5,000,000 and over                                          0.25

         Also, the Distributor will pay out of its own assets a commission of 1% of the amount invested for purchases of Class A Shares of less than $1 million by qualified employer retirement plans with 50 or more participants.

         The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B Shares subject to a CDSC (other than Strategic Bond Fund, for which 3.00% of the amount invested may be paid out). For purchases of Class C Shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of each Fund (other than Strategic Bond Fund, for which 0.75% of the amount invested may be paid out).

         The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. The Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the

United States, merchandise or other items. For more information on incentives, see "Management of the Funds- 12b-1 Plans" in this SAI.

         In connection with 401(k) Plans that invest $1 million or more in Class A shares of the Funds, ING Distributor will pay dealer compensation of 1% of the purchase price of the shares to the dealer from its own resources at the time of the initial rollover investment.

         For the period from November 1, 2000 through the close of business on October 31, 2002, the Distributor has committed to continue the trails on High Yield Bond Fund, Intermediate Bond and National Tax Exempt Bond Funds' shares sold prior to November 1, 2000, in accordance with the applicable annual fee rate based on the average daily net asset value of the shares held by a brokerage investor, described below:

      FUND CLASS               FIXED INCOME FUNDS    MONEY MARKET FUND         CLASSIC MONEY MARKET FUND
   Class A                           0.35%               0.35%                        0.30%
   Class B*                          0.40%               0.40%                        0.40%
   Class C*                          1.00%               1.00%                        1.00%
              Beginning in month 13.



                          DETERMINATION OF SHARE PRICE

         As noted in the Prospectus, the net asset value and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) during each day on which that Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

         Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "How Net Asset Value is Determined" in the Prospectus. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

         Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of each Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Funds in connection with such disposition). In addition, specific factors also are generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

         Options on currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Investment Adviser on that day.

         The value of the foreign securities traded on exchanges outside the United States is based upon the price on the exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Fund's valuation). Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. The calculation of net asset value of a Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to a Fund or its agents after the time that net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time when the Fund's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the management and approved in good faith by the Board of Trustees.

         Foreign securities markets may close before a Fund determines its net asset value. European, Far Eastern or Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's respective net asset values therefore may not take place contemporaneously with the determination of the prices of securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's net asset value unless the Investment Adviser, under the supervision of a Fund's Board of Trustees, determines that the particular event would materially affect net asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

         In computing a class of a Fund's net asset value, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

         The per share net asset value of Class A Shares generally will be higher than the per share net asset value of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

         Orders received by dealers prior to the close of regular trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of regular trading on the Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of regular trading on the New York Stock Exchange will be confirmed at the next computed offering price as described in the Prospectus.

MONEY MARKET FUND, CLASSIC MONEY MARKET FUND AND LEXINGTON MONEY MARKET TRUST

         For the purpose of determining the price at which the Money Market Funds' (because this section applies to each of the Money Market Funds, they are referred to, in this section only, as the "Fund") shares are issued and redeemed, the net asset value per share is calculated immediately after the daily dividend declaration by: (a) valuing all securities and instruments as set forth below; (b) subtracting a Fund's liabilities; and (c) dividing the resulting amount by the number of shares outstanding. As discussed below, it is the intention of the Fund to maintain a net asset value per share of $1.00. The Fund's portfolio instruments are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold its portfolio. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all its portfolio instruments. Thus, if the use of amortized cost by the Fund results in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

         The Fund's use of amortized cost and the maintenance of the Fund's per share net value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities which are determined by the Board of Trustees to present minimal credit risks and which are of high quality as required by the Rule, or in the case of any instrument not so rated, considered by the Board of Trustees to be of comparable quality. Securities in each Fund will consist of money market instruments that have been rated (or whose issuer's short-term debt obligations are rated) in one of the two highest categories (i.e., `Al/Pl') by both S&P and Moody's, two nationally recognized statistical rating organizations (`NRSRO').

         The Fund may invest up to 5% of its assets in any single `Tier I' security (other than U.S. Government securities), measured at the time of acquisition; however, it may invest more than 5% of its assets in a single Tier 1 security for no more than three business days. A `Tier I' security is one that has been rated (or the issuer of such security has been rated) by both S&P and Moody's in the highest rating category or, if unrated, is of comparable quality. A security rated in the highest category by only one of these NRSROs is also considered a Tier 1 security. Classic Money Market Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof provided that it may not invest in the securities of more than one issuer in accordance with this provision at any one time.

         In addition, the Fund may invest not more than 5% of its assets in `Tier 2' securities. A Tier 2 security is a security that is (a) rated in the second highest category by either S&P or Moody's or (b) an unrated security that is deemed to be of comparable quality by the Investment Adviser or Sub-Adviser. The Fund may invest up to 1% of its assets in any single Tier 2 security. The Fund may invest only in a money market instrument that has a remaining maturity of 13 months (397 days) or less, provided that the Fund's average weighted maturity is 90 days or less.

         The SEC requires that the Board of Trustees adopt a procedure for the periodic comparison of market value to amortized cost and requires that the board promptly consider what, if any, action the fund should take upon the determination that the amortized cost NAV deviated from market value NAV by more that 1/2 of 1 percent. The Valuation Committee of each Fund determines what, if any, action the Fund should take upon the determination that the amortized cost NAV deviated from market value NAV by more that 0.025%. The Valuation Committee notifies the full Board of Trustees if the if the variance is greater than 0.50%.

         The Board of Trustees has also agreed, as a particular responsibility within the overall duty of care owed to its shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board of Trustees deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value.

         In such a review for the Money Market Fund and Lexington Money Market Trust, the investments for which market quotations are readily available are valued at the most recent mean between the bid price (or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued) and the ask price. Other investments and assets are valued at fair value, as determined in good faith by the Board of Trustees.

         In such a review for the Classic Money Market Fund, the investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Board of Trustees.

                             SHAREHOLDER INFORMATION

         Certificates representing shares of a particular Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

         The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

         The Trust reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SHAREHOLDER SERVICES AND PRIVILEGES

         As discussed in the Prospectus, the Funds provide a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of a Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Funds. The minimum investment requirements may be waived by the Fund for purchases made pursuant to

(i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

         For investors purchasing shares of a Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

         All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of a fund will not be issued unless the shareholder requests them in writing.

SELF-EMPLOYED AND CORPORATE RETIREMENT PLANS

         For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that State Street Bank & Trust, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Trust. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

INDIVIDUAL RETIREMENT ACCOUNTS

         Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Trust. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

         Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES

         As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.


         (16) Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B Shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

         (11) Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.

         (12) The Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Prospectus or herein.

         (13) Proceeds of the redemption must meet the following conditions to be accepted by the Funds:

                  a. Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous thirty
                           (30) days.

                  b. Certain account information will need to be provided for verification purposes before the redemption will be executed.

                  c. Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a 30 day period.

                  d. The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

                  e. The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

         (14) If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Fund being acquired.

         (15) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

         (16) Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to ING at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.

         (17) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the ING Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

         (18) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds' then-current prospectus.

         (19) Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

SYSTEMATIC WITHDRAWAL PLAN

         You may elect to make periodic withdrawals from your account in any fixed amount in excess of $100 ($1,000 in the case of Classes I and Q) to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000 ($250,000 in the case of Classes I and Q). To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by the relevant Fund.

         During the withdrawal period, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 ($12,000 in the case of Classes I and Q), whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C Shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

                                  DISTRIBUTIONS

         As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current net asset value, with no sales charge. The Funds' management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Funds automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

         The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

         Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify and to be taxed as a regulated investment company, each Fund must, among other things:
(a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

         The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

         The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

         If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

TAX LOSS CARRY-FORWARDS

         Tax loss carry-forward which may be used to offset future realized capital gains for federal income tax purposes were as follows as of March 31, 2002:

         FUND                                       AMOUNT            EXPIRATION DATES
         GNMA Income Fund                    $     16,472,090           2003 - 2010
         Strategic Bond Fund                        9,471,478           2006 - 2010
         High Yield Opportunity Fund              459,417,528           2004 - 2010
         High Yield Bond Fund                       5,388,610           2008 - 2010

DISTRIBUTIONS

         Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income (the Money Market Funds do not expect to distribute any long-term capital gain). Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

         Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

         Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

ORIGINAL ISSUE DISCOUNT

         Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

FOREIGN CURRENCY TRANSACTIONS

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES

         A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

         A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

FOREIGN WITHHOLDING TAXES

         Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

OPTIONS AND HEDGING TRANSACTIONS

         The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

         Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AGAINST THE BOX

         If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

OTHER INVESTMENT COMPANIES

         It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

SALE OR OTHER DISPOSITION OF SHARES

         Upon the sale or exchange of his shares, a shareholder generally will realize a taxable gain or loss depending upon his basis in the shares. Assuming the applicable Money Market Fund continuously maintains a net asset value of $1.00 per share, shareholders of such Fund will not recognize gain or loss upon a sale or exchange of such shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

         In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING

         Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

         Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                         CALCULATION OF PERFORMANCE DATA

         Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:


                                 P(1 + T)to the power of n = ERV

Where: P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and
              ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period. All total return figures assume that all dividends are reinvested when paid.

         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes On Distributions) Quotation

         Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:


                       P(1 + T)to the power of n = ATV(D)



Where:           P =   a hypothetical initial payment of $1,000,
                 T =   the average annual total return (after taxes on
                       distributions), n = the number of years, and
            ATV(D) =   ending value of a hypothetical $1,000 payment made at
                       the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.


         All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

         Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:


                      P(1 + T)to the power of n = ATV(DR)


Where: P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions), n = the number of years, and
             ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

         All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.


         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

         Current yield for the Money Market Funds will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Funds assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

         The seven-day and effective seven-day average yields for the Money Market Funds for the period ended March 31, 2002 were as follows:

FUND                                SEVEN-DAY YIELD      EFFECTIVE SEVEN-DAY YIELD
Money Market Fund                 Class A     %  0.79       Class A      %   0.79

FUND                                SEVEN-DAY YIELD      EFFECTIVE SEVEN-DAY YIELD
                                  Class B        0.04       Class B          0.04
                                  Class C        0.04       Class C          0.04

Classic Money Market Fund         Class A        1.41       Class A          1.42
                                  Class B        0.89       Class B          0.89
                                  Class C        0.77       Class C          0.77
                                  Class I        3.79       Class I          3.86

Lexington Money Market Trust      Class A        0.90       Class A          0.90

         Quotations of yield for the other Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                a-b
                      Yield= 2[----- +1)to the 6 power -1]
                                cd

Where: a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements),
              c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends, and
              d  =  the maximum offering price per share on the last day of the period.

         Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

         A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

         Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

         Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

         In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, Class I, Class M, Class Q, and Class T Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

         The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended March 31, 2002, if applicable, and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to March 31, 2002, is as follows:

                                                                       1            5            10        SINCE     INCEPTION
FUND                                                                  YEAR         YEAR          YEAR     INCEPTION   DATE
HIGH YIELD OPPORTUNITY FUND
Class A                                                            %  -6.47      %  N/A        %  N/A    %  -3.09    03/27/1998
Class A Return After Taxes on Distributions                           10.99         N/A           N/A       -7.25
Class A Return After Taxes on Distributions and Sale of Fund          -4.09         N/A           N/A       -4.30
Shares
Class B                                                               -6.82         N/A           N/A       -2.81    03/27/1998
Class C                                                               -3.46         N/A           N/A       -2.52    03/27/1998
Class Q                                                               -1.56         N/A           N/A       -1.73    03/27/1998
Class T                                                               -5.64         N/A           N/A       -8.59    03/31/2000
STRATEGIC BOND FUND
Class A                                                               -4.52         N/A           N/A        1.00    07/27/1998
Class A Return After Taxes on Distributions                           -7.32         N/A           N/A       -1.79

                                                                       1            5            10        SINCE     INCEPTION
FUND                                                                  YEAR         YEAR          YEAR     INCEPTION   DATE
Class A Return After Taxes on Distributions and Sale of Fund          -2.80         N/A           N/A       -0.57
Shares
Class B                                                               -4.81         N/A           N/A        1.32    07/27/1998
Class C                                                               -1.10         N/A           N/A        1.99    07/27/1998
Class Q                                                                0.49         N/A           N/A        2.60    07/27/1998
MONEY MARKET FUND(1)
Class A                                                                2.10         N/A           N/A        3.80    11/24/1999
Class A Return After Taxes on Distributions                             N/A         N/A           N/A         N/A
Class A Return After Taxes on Distributions and Sale of Fund            N/A         N/A           N/A         N/A
Shares
Class B                                                               -3.62         N/A           N/A        2.00    07/12/1999
Class C                                                                0.33         N/A           N/A        3.04    07/16/1999
INTERMEDIATE BOND FUND
Class A                                                                4.06         N/A           N/A        6.22    12/15/1998
Class A Return After Taxes on Distributions                           -0.48         N/A           N/A        3.03
Class A Return After Taxes on Distributions and Sale of Fund           2.40         N/A           N/A        3.36
Shares
Class B                                                                3.51         N/A           N/A        6.21    12/15/1998
Class C                                                                7.26         N/A           N/A        7.00    12/15/1998
Class I                                                                 N/A         N/A           N/A        0.36    01/08/2002
HIGH YIELD BOND FUND
Class A                                                               -2.94         N/A           N/A        3.26    12/15/1998
Class A Return After Taxes on Distributions                           -6.20         N/A           N/A       -0.25
Class A Return After Taxes on Distributions and Sale of Fund          -1.89         N/A           N/A        0.85
Shares
Class B                                                               -3.38         N/A           N/A        3.30    12/15/1998
Class C                                                                0.27         N/A           N/A        4.02    12/15/1998
NATIONAL TAX-EXEMPT BOND FUND
Class A                                                               -2.58         N/A           N/A        3.77    11/08/1999
Class A Return After Taxes on Distributions                           -4.06         N/A           N/A        1.99
Class A Return After Taxes on Distributions and Sale of Fund          -1.60         N/A           N/A        2.12
Shares
Class B                                                               -3.33         N/A           N/A        3.89    11/08/1999
Class C                                                                0.70         N/A           N/A        5.14    11/08/1999
CLASSIC MONEY MARKET FUND(1)
Class A                                                                2.83         N/A           N/A        4.53    12/15/1998
Class A Return After Taxes on Distributions                             N/A         N/A           N/A         N/A
Class A Return After Taxes on Distributions and Sale of Fund            N/A         N/A           N/A         N/A
Shares
Class B                                                               -2.79         N/A           N/A        3.01    12/15/1998
Class C                                                                1.20         N/A           N/A        3.85    12/15/1998
Class I                                                                3.71         N/A           N/A        5.13    10/13/1999
GNMA INCOME FUND
Class A                                                               -0.58        6.44          6.60         N/A    08/17/1973
Class A Return After Taxes on Distributions                           -2.67        4.02          4.00         N/A
Class A Return After Taxes on Distributions and Sale of Fund          -0.39        3.94          3.97         N/A
Shares
Class B                                                               -1.40         N/A           N/A        4.72    10/06/2000
Class C                                                                2.66         N/A           N/A        7.18    10/13/2000
Class I                                                                 N/A         N/A           N/A        0.04    01/07/2002
Class M                                                                0.65         N/A           N/A        1.94    02/26/2001
Class Q                                                                4.50         N/A           N/A        5.42    02/26/2001
Class T                                                                0.00         N/A           N/A        2.21    02/26/2001
LEXINGTON MONEY MARKET TRUST(1)
Class A                                                                2.11        4.28          3.98         N/A    01/02/1979
Class A Return After Taxes on Distributions                             N/A         N/A           N/A         N/A
Class A Return After Taxes on Distributions and Sale of Fund            N/A         N/A           N/A         N/A
Shares


(1)      Shares of the Money Market Funds are sold without a sales load.


Reports and promotional literature may also contain the following information:
(i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets;
(iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions;
(vi) the number of shareholders in the Funds or other ING Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Funds and individual stocks in a Fund's portfolio, appropriate indices and descriptions of such comparisons;
(ix) quotes from the Sub-Adviser of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics;
(xi) NASDAQ symbols for each class of shares of each Fund; and descriptions of the benefits of working with investment professionals in selecting investments.

         In addition, reports and promotional literature may contain information concerning the Investment Adviser, the Sub-Advisers, ING Capital Corporation, LLC ("ING Capital"), ING Funds Services or affiliates of the Trust, the Investment Adviser, the Sub-Advisers, ING Capital or ING Funds Services including: (i) performance rankings of other funds managed by the Investment Adviser or a Sub-Adviser, or the individuals employed by the Investment Adviser or a Sub-Adviser who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of ING Funds by ING Capital; (iv) the past performance of ING Capital and ING Funds Services; (v) the past performance of other funds managed by the Investment Adviser; and (vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Adviser.

                               GENERAL INFORMATION

         The authorized capital of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. Holders of shares of each Fund have one vote for each share held. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board of Trustees. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with a Fund's charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.

         The Board of Trustees may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board of Trustees may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Trustees of the Trust by written notice to shareholders of such series or class.


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
Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.

CUSTODIAN

         The cash and securities owned by the Funds (except GNMA Income Fund and Lexington Money Market Trust) are held by State Street, 801 Pennsylvania, Kansas City, Missouri 64105, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Fund's portfolio securities.

         The cash and securities owned by GNMA Income Fund and Lexington Money Market Trust are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Fund's portfolio securities.

LEGAL COUNSEL

         Legal matters for the Trust are passed upon by Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006.

INDEPENDENT ACCOUNTANTS


         PricewaterhouseCoopers LLP serves as the independent public accountants for the Funds. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. PricewaterhouseCoopers LLP is located at 1670 Broadway, Suite 1000, Denver, CO 80202-4870. Prior to December 31, 2000, a different firm served as auditor for several of the Funds. PricewaterhouseCoopers LLP will serve as independent accountants for fiscal year 2003.


OTHER INFORMATION

         The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Trust by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Trust's Registration Statement filed with the SEC, and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

         Investors in the Funds will be kept informed of their progress through semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statement audited by independent certified public accountants.

REPORTS TO SHAREHOLDERS

         The fiscal year of the Funds ends on March 31 of each year. Each Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

                              FINANCIAL STATEMENTS

         The financial statements from the Funds' Annual Reports, dated March 31, 2002, are incorporated herein by reference. Copies of the Funds' Annual and Semi-Annual Reports may be obtained without charge by contacting ING Funds at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.

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